                                                             NUVEEN
                                                                Investments

Nuveen Growth Funds

Annual Report dated July 31, 2001

For investors seeking
          long-term capital appreciation.

[PHOTO APPEARS HERE]

                                                     Nuveen Innovation Fund
                                           Nuveen International Growth Fund
                                             Nuveen Rittenhouse Growth Fund

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

Photo of Timothy R. Schewertfeger Appears Here

Timothy R. Schwertfeger
Chairman of the Board


   Table of Contents

1   Dear Shareholder
3   Nuveen Innovation Fund
    From the Portfolio Manager
    Fund Spotlight

7   Nuveen International Growth Fund
    From the Portfolio Manager
    Fund Spotlight

11  Nuveen Rittenhouse Growth Fund
    From the Portfolio Manager
    Fund Spotlight

15  Portfolio of Investments
22  Statement of Net Assets
23  Statement of Operations
24  Statement of Changes in Net Assets
26  Notes to Financial Statements
32  Financial Highlights
35  Report of Independent Public Accountants
37  Fund Information


Dear Shareholder,

The devastation and horror of the recent terrorist attacks are beyond description. We are all struck by the senselessness of these brutal acts and share in the grieving for all who lost their lives. Our hearts go out to those who suffered losses, especially our customers and their clients, some of whom may need extra assistance from us as a result of this tragedy.

In light of such a catastrophic event, it is helpful to remember that Nuveen's investment strategies focus on weathering market-moving events and short-term business cycles.

After several years of outstanding--and unsustainable--performance, the market overall and growth stocks in particular have come into a difficult environment. However, this isn't a time to give up hope. Not so long ago, people wondered if value investing and diversifying with bonds were really important elements of a balanced portfolio. They are, of course, and the lesson should hearten those concerned about the future of growth investing. Markets move in cycles, and we're confident that growth investing continues to play an important role in a long-term investment portfolio.

We encourage you to take such a long-term view when evaluating your investment performance. If short-term price fluctuations make you nervous, remember that the true measure of fund results isn't calculated in percentage points, but in what your investments make possible for you and your family over time.

At Nuveen, our emphasis on the long term has been shaped by our 103 years of investment experience. During our long history, we've managed through multiple market corrections like the one we're experiencing now. We've learned that while short-term market volatility can be uncomfortable, it's the price that investors pay to potentially turn their long-term goals into realities.

Timely Fund Information Ahead

In the following pages, you'll find your annual shareholder report. It features a recent conversation with your portfolio manager, data to help you evaluate fund performance, a complete list of your fund's holdings, and more.

This book includes reports for three Nuveen growth offerings: Nuveen
Innovation Fund, Nuveen International Growth Fund and Nuveen Rittenhouse Growth Fund.

                                                       Annual Report      Page 1

Nuveen Innovation Fund and Nuveen International Growth Fund
Nuveen's Innovation and International Growth funds are managed by Columbus Circle Investors (CCI), which applies its more than 25 years of money-management experience to seek strong investment results. The Innovation Fund searches for fast-growing domestic companies, while the International Growth Fund invests in global businesses. However, both funds are managed according to the same discipline. CCI searches for stocks that display both "positive momentum" and "positive surprise," which can help lead to stocks whose already strong fundamentals are improving and doing so more quickly than expected. CCI believes that companies displaying these characteristics will generate strong returns over time.

Nuveen Rittenhouse Growth Fund

Our Rittenhouse investment team manages the Nuveen Rittenhouse Growth Fund. The team focuses on financially strong companies that display consistent earnings growth and global market leadership. Our Rittenhouse team has been investing in growth stocks for 20 years. During that time, they've achieved strong results during all types of market conditions.

Talk to Your Advisor about Diversification

As recent events have demonstrated, it's as important as ever to have a broadly diversified portfolio with a variety of investment types. If you have concerns about whether your portfolio is as diversified as it should be, now might a good time to talk to your financial advisor.

Your advisor can give you more information about specific Nuveen investments as well as give you a prospectus, which you should read carefully before investing or sending money. You can also call Nuveen at (800) 621-7227 or visit our Web site at www.nuveen.com to find about more our investment products.

As always, we're grateful for your business and look forward to helping you meet your financial goals for many years to come.

Sincerely,


Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
September 14, 2001


Since 1898, generations of advisors, investors and their families have associated Nuveen with quality and dependability. This began with our heritage in municipal bonds and continues today across an expanding array of equity and fixed-income investment disciplines. We continue to broaden our investment expertise, to provide you and your advisors with the means for building balanced portfolios--portfolios designed to help systematically compound your wealth over time.


Annual Report  Page 2

From the Portfolio Manager
                                                          NUVEEN INNOVATION FUND
--------------------------------------------------------------------------------

Nuveen Innovation Fund features portfolio management by Columbus Circle Investors (CCI), an institutional management firm with more than $4 billion in assets under management. For more than 25 years, CCI has sought to produce excellent investment results using a single, disciplined investment process for all asset classes. To help you understand the fund's performance during the fiscal year ended July 31, 2001, we spoke with Parke Logan, co-portfolio manager of the fund and managing director of CCI, the fund's subadvisor.

Q. The past 12 months were difficult for investors in growth stocks. What market factors had the greatest effect on fund performance?

A. Two significant factors affecting performance were the sharply slowing world economy and the global reduction in corporate technology and telecommunications spending. As the economic picture worsened, companies began dramatically scaling back their budgets and spent significantly less on technology upgrades. Such cutbacks affected companies in all areas of the market, but tech and telecom stocks--the normal core of the Innovation Fund's portfolio--were most directly affected. Most stocks in these areas endured sharp declines.

Q.  In light of these factors, how did the fund perform?

A. Not as well as we would have liked. For the 12 months ended July 31, 2001, the fund returned -49.87 percent. By comparison, the stock market, as measured by the Standard & Poor's (S&P) 500 Index/1/, lost 14.43 percent of its value. When compared to other funds like ours, however, the fund's results were more consistent with its peers--the Lipper Science and Technology Funds Index/2/ fell 51.57 percent.

Q.  Why did the fund trail the S&P 500?

A. Given recent market conditions, we were disappointed but not surprised that the fund underperformed the S&P 500. During the reporting period, "value" stocks outpaced their growth counterparts for the first time in a number of years. The S&P 500 is a collection of 500 of the country's largest companies, and many of those are value stocks. As our investors know, the Innovation Fund invests exclusively in growth stocks that develop, use, provide, or service innovative technologies.

Q.  But the fund outperformed its benchmark. Why?

A. Our performance was definitely helped by a handful of investments in less-traditional innovators--those with a more indirect relation to the technology world. While technology stocks are always well represented in the portfolio, we reserve a portion of fund investments for companies that are simply using technology or innovative management styles to gain a competitive advantage in their markets. As tech and telecom stocks faltered, some of these less-traditional innovators that were large holdings in the fund helped moderate weakness in our other investments.
--------------------------------------------------------------------------------

Performance figures are quoted for Class A shares at net asset value. Comments cover the fund's fiscal year ended July 31, 2001.

/1/ The S&P 500 Index is an unmanaged index comprising 500 stocks generally considered representative of the U.S. stock market. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. An index is not available for direct investment.

/2/ The Lipper Science & Technology Funds Index is an unmanaged index representing the average annualized total returns of the 30 largest funds in the Lipper Science & Technology Funds category. An index is not available for direct investment.

                                                           Annual Report  Page 3

Q. Can you name some of these less-traditional innovators that helped fund performance?

A. Yes. Our most prominent example was Calpine, an independent power company with primary assets in California, Texas, and the Northeast. Calpine benefited greatly from high energy prices and electricity shortages in California and around the country. We owned this stock, which was later sold during the fiscal year, in large quantities during much of the reporting period. Its strong overall performance significantly boosted fund results.

    Another company whose performance was very positive for the fund was International Game Technology, which was later sold during the fiscal year. This company makes sophisticated slot machines that incorporate new technologies. Casinos have been investing heavily in new slot machines, and industry leader International Game Technology has been a prime beneficiary of this investment.

Q.  What was your strategy in managing the fund during the reporting period?

A. We continued to follow our overall stock-selection discipline--using positive momentum and positive surprise to find companies that are generating better-than-expected results. We believe these factors drive investors to want to own more of those stocks, resulting in rising stock prices.

    Our discipline benefits from periods of expansion in the economy. Because the economy was still expanding in the first few months of the reporting period, we had little difficulty identifying companies that met our criteria. But beginning late last year, the economy and stock market began slowing considerably. As a result, we started managing the fund a little more defensively. For starters, we sold many of the fund's cyclical stocks-- those that rise and fall with the economy. We focused instead on established companies such as Microsoft, Oracle, and Cisco, while generally avoiding substantial investments in smaller, more speculative businesses.

    We also sought to moderate our overall reliance on technology stocks and invest more widely in other, more defensive sectors, such as some areas of health care.

    In short, we were attracted to the highest-quality companies we could find-- companies that we believed would get stronger as we moved through the economic downturn, and that we thought would offer the best stability of earnings.

Q.  Which of the fund's investments disappointed you?

A. With its high concentration of technology investments, the fund was hurt by the sector's overwhelmingly poor overall performance during the past 12 months.

    One of the fund's weakest stocks during the period was the Israeli software company Check Point Software. Check Point makes virtual private networks-- Internet security products, in other words. Even though the company's fundamentals remained strong long past those of
--------------------------------------------------------------------------------

Annual Report     Page 4
     many of its fellow software makers, the firm's stock price was hammered when analysts anticipated that the company would have to revise its expected earnings downward--which it ultimately did shortly after the year's first quarter.

     Another disappointment for the fund was BEA Systems, a maker of application server software. During the reporting period, this company experienced no decline in its fundamentals, nor did it miss any earnings expectations or revise future expectations downward. Nevertheless, many investors fled from BEA because they lacked confidence that its high valuation could be sustained in an uncertain economic environment. In hindsight, this was one of a handful of fundamentally strong stocks we may have held too long. Even though their individual stories seemed compelling to us, macroeconomic factors had a negative impact on stock performance.

Q.   Are you optimistic that better times for the fund may lie ahead?

A. We're cautiously optimistic. We still believe a number of trends will continue to drive innovation in and beyond the technology industry. Many companies may even come out of the downturn stronger than before, because future investments may again be based on a company's business prospects rather than unrealistic growth expectations.

     As we await a recovery, we'll continue to manage the fund somewhat defensively, following economic developments closely and continuing to invest in innovators displaying positive momentum and positive surprise. Such a strategy has worked for us in the past. We expect it may continue to do so in the future.


                            Nuveen Innovation Fund
                   Growth of an Assumed $10,000 Investment*

                           [Line Graph Appears Here]

$15,000   --Lipper Science & Technology Fund Index $4,996

$12,000   --S&P 500 Index $8,399

$ 9,000   --Nuveen Innovation Fund (Offer) $5,097

$ 6,000   --Nuveen Innovation Fund (NAV) $5,408

$ 3,000

          12/99     7/00     12/00     7/01


--------------------------------------------------------------------------------
* The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund, adjusted for the maximum sales charge (5.75%) and all ongoing fund expenses. It also shows the Nuveen fund at NAV. Both are compared to the Standard and Poor's Index and the Lipper Science & Technology Fund Index, which do not reflect any initial or ongoing expenses. An index is not available for direct investment.


                                                       Annual Report      Page 5

Top Five Industries/2/
----------------------------------------------
Computer Software & Services             32.3%

Commercial & Consumer Services           13.7%

Electronics Semiconductors               11.9%

Computers Networking                      9.4%

Computers Hardware                        6.8%


Sector Diversification/2/
----------------------------------------------
Technology                               73.5%

Consumer Cyclicals                       18.3%

Healthcare                                6.5%

Consumer Staples                          1.7%


Portfolio Stats
----------------------------------------------
Total Net Assets                 $60.4 million

Beta                                      1.81

Average Market
Capitalization (stocks)            $68 billion

Number of Stocks                            37

Expense Ratio/3/                         1.92%


Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.



Fund Spotlight as of 7-31-01
                                                          NUVEEN INNOVATION FUND
--------------------------------------------------------------------------------
Quick Facts
                       A Shares      B Shares    C Shares       R Shares
--------------------------------------------------------------------------------
NAV                    $ 11.66       $ 11.50     $ 11.52        $ 11.70
--------------------------------------------------------------------------------
CUSIP                  67065W886     67065W878   67065W860      67065W852
--------------------------------------------------------------------------------
Inception Date         12/99         12/99       12/99          12/99
--------------------------------------------------------------------------------


Annualized Total Returns/1/
                 as of July 31, 2001                    as of June 30, 2001
A Shares         NAV           Offer                    NAV           Offer
1-Year           -49.87%       -52.76%                  -45.32%       -48.46%
--------------------------------------------------------------------------------
Since Inception  -28.44%       -31.02%                  -23.78%       -26.67%
--------------------------------------------------------------------------------

B Shares         w/o CDSC      w/CDSC                  w/o CDSC       w/CDSC
1-Year           -50.22%       -52.21%                 -45.74%       -47.91%
--------------------------------------------------------------------------------
Since Inception  -28.97%       -30.75%                 -24.38%       -27.45%
--------------------------------------------------------------------------------

C Shares                          NAV                                   NAV
--------------------------------------------------------------------------------
1-Year                         -50.26%                               -45.74%
--------------------------------------------------------------------------------
Since Inception                -28.97%                               -24.34%
--------------------------------------------------------------------------------

R Shares                          NAV                                   NAV
--------------------------------------------------------------------------------
1-Year                         -49.72%                               -45.16%
--------------------------------------------------------------------------------
Since Inception                -28.25%                               -23.59%
--------------------------------------------------------------------------------


Top Ten Stock Holdings/2/                         Portfolio Allocation
Microsoft Corporation                6.4%
--------------------------------------------------------------------------------
International Business Machines                 (Pie Chart Appears Here)
Corporation (IBM)                    5.7%       Equity             100%
--------------------------------------------------------------------------------
PeopleSoft, Inc.                     5.3%
--------------------------------------------------------------------------------
Cisco Systems, Inc.                  4.5%
--------------------------------------------------------------------------------
Electronic Data Systems Corporation  4.4%
--------------------------------------------------------------------------------
King Pharmaceuticals, Inc.           4.2%
--------------------------------------------------------------------------------
eBay, Inc.                           4.2%
--------------------------------------------------------------------------------
Intel Corporation                    3.8%
--------------------------------------------------------------------------------
Oracle Corporation                   3.7%
--------------------------------------------------------------------------------
Texas Instruments Incorporated       3.3%
--------------------------------------------------------------------------------


1 Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the total return figures.

2 As a percentage of total stock holdings as of July 31, 2001. Holdings are subject to change.

3  Class A shares after credit/reimbursement.






Annual Report  Page 6

From the Portfolio Manager
                                                NUVEEN INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

Nuveen International Growth Fund features portfolio management by Columbus Circle Investors (CCI), an institutional management firm with more than $6 billion in assets under management. For more than 25 years, CCI has sought to produce excellent investment results using a single, disciplined investment process for all asset classes. To help you understand the fund's performance during the fiscal year ended July 31, 2001, we spoke with Matthew Goldsmith, co-portfolio manager of the fund and managing director of CCI, the fund's subadvisor.

Q. The past 12 months were difficult for investors in growth stocks. What market factors had the greatest effect on fund performance?

A. It was a difficult time to be a growth-stock investor. The technology and telecommunications stock boom that had been expanding for several years finally ended late last year. In hindsight, this decline wasn't surprising. Overbuilding and overspending led to excess supply that overwhelmed slowing demand in a sluggish economy.

     Despite a coordinated series of global interest-rate cuts--six in the United States alone--investors were spooked by rapidly deteriorating corporate profits. Such a situation resulted in two opposing forces vying for control over world stock markets. Cuts in interest rates have historically been favorable for world stock markets, while poor earnings have been unfavorable. Unfortunately for investors, poor earnings won most of the year's battles and sent stock markets tumbling sharply during the last 12 months.

Q.   How did the fund perform in this challenging environment?

A. For the 12 months ended July 31, 2001, the fund returned -29.26 percent. This result lagged that of two benchmarks we compare our results against:

     . World stock markets, as measured by the Morgan Stanley Capital International All Country World Index ex-USA/1/, declined
          22.79 percent.

     . The fund's peers, as measured by the Lipper International Funds Index/2/, lost 21.69 percent.

Q.   Why didn't the fund perform better?

A. Our style of investing--favoring stocks that have positive momentum and positive surprise--performed poorly due to investor anxiety. However, we've had past success with this strategy and continue to be confident in it. As always, we invested in stocks whose fundamentals we believe were stronger than the investment community expected, but during the period investors were seemingly fearful of driving these stocks higher due to the deteriorating global economic environment.

--------------------------------------------------------------------------------

Performance figures are quoted for Class A shares at net asset value. Comments cover the fund's fiscal year ended July 31, 2001.

The fund's investments in foreign stocks present additional risks including currency risk. In addition, investing in securities of developing countries involves risks greater than, or in addition to, investing in foreign developed countries.

/1/ The Morgan Stanley Capital International All Country World Index ex-USA is an unmanaged index comprised of a capitalization weighted sampling of the companies listed on the stock exchanges of 14 European countries. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. Indices are not available for direct investment.

/2/ The Lipper International Funds Index is an unmanaged index representing the average annualized total returns of the 30 largest funds in the Lipper International Funds category. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. Indices are not available for direct investment.

                                                        Annual Report     Page 7

     Also, during the past 12 months, fast-growing companies with strong fundamentals--the kinds of stocks we look for--tended to be penalized for their high valuations. Companies with weaker fundamentals but lower valuations, meanwhile, tended to fare well. This meant that many stocks that failed to meet our investment criteria performed strongly during the period.

Q.   In this environment, what was your approach to managing the fund?

A. While remaining true to our investment discipline, we broadened the search for new investments from the purest growth stocks to include those involved in restructuring and consolidation. We also looked for early cycle growth stocks--in other words, those poised to benefit from an economic recovery. We also focused on higher-quality companies demonstrating solid growth, even if the potential for positive surprise was somewhat less than that available in the purest growth stocks at the height of the late 1990s bull market.

     Another risk-reduction strategy was to lower our weighting in technology stocks and increase diversification across a number of sectors. As a result, our positions in consumer cyclicals and healthcare stocks went up during the period.

Q. Can you provide a few examples of slower-growth companies you were attracted to during the period?

A. Sure. New holdings for the fund included Debenhams and Next, clothing retailers in the United Kingdom. Both companies benefited from the weakness of Marks & Spencer, a British giant who, in addition to its flagship chain of the same name, owns Brooks Brothers in the United States. Smaller players like Debenhams and Next have been faster to offer new fashions. As a result, they've seen their market share and profitability-and stock price-rise.

     Construction stocks were another nontraditional growth area we explored during the period. In recent years, Spain has dramatically increased infrastructure spending. Construction company holdings, such as Acciona, benefited from this trend. Adding further to the firm's profitability was its ability to offer contract management services. By taking advantage of the government's desire to outsource management responsibilities such as toll collection, Acciona surprised analysts by winning contracts and growing much more rapidly than expected.

Q.   What stocks performed worse than expected?

A. One of the fund's worst performers during the period was the Israeli software company Check Point Software. The company makes virtual private networks-Internet security products. Prior to the first quarter of 2001, Check Point was very profitable and growing exceptionally fast, even as most other technology companies were hurt by their customers' spending cuts. Although Internet security continued to be vital-as evidenced by many surveys-spending in this area eventually slowed as well. After our sale of the stock, the company lowered future growth expectations. Though we'd already sold Check Point, the general deterioration in the technology-spending environment had taken its toll on the stock.

--------------------------------------------------------------------------------

Annual Report     Page 8

    Research in Motion, a Canadian firm that makes the popular Blackberry wireless communications device, was another previously fast-growing technology company that hurt fund performance during the period, which was later sold. Blackberry is hugely popular with corporate users-they can travel broadly yet remain in touch with their email. Despite its previously strong fundamentals, Research in Motion was also hurt by cutbacks in corporate tech spending. The stock's valuation had risen so far so fast that even its minor earnings disappointment damaged the stock price.

Q.  What do you think lies ahead for global markets and for the fund?

A. In our opinion, the stock market doesn't have much further to fall, though without a crystal ball there's no way to know when a turnaround may happen-the third quarter, the fourth quarter, or in 2002. We do expect this summer's federal tax-rebate checks will have a positive impact on the United States economy, which along with continued low interest rates will help corporate profitability. Because the U.S. is the economic engine of the world, we expect these factors will boost growth beyond our borders.

    We have faith in our stock-selection discipline and will continue to rely on it as we select investments for the fund. Over CCI's long history, we have been pleased with our strategy's results, even while enduring occasional challenging environments. We realize that recent market conditions have tried our shareholders' patience. As we all await better times ahead for growth stocks, we are comforted by our past successes-even though they're no guarantee of future results.

                       Nuveen International Growth Fund
                   Growth of an Assumed $10,000 Investment*

                           [Line Graph appears here]

           --MSCI All Country World Index ex U.S. $7,189

           --Lipper International Fund Index $7,266

           --Nuveen International Growth Fund (Offer) $6,984

           --Nuveen International Growth Fund (NAV) $7,410


--------------------------------------------------------------------------------
* The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund, adjusted for the maximum sales charge (5.75%) and all ongoing fund expenses. It also shows the Nuveen fund at NAV. Both are compared to the Lipper International Fund Index and the MSCI All Country World Index ex-USA, which do not reflect any initial or ongoing expenses. An index is not available for direct investment.

                                                           Annual Report  Page 9

Sector Diversification/2/
----------------------------------
Consumer Cyclicals          30.5%
Healthcare                  21.0%
Financials                  14.7%
Consumer Staples             9.1%
Capital Goods                8.7%
Technology                   4.5%
Basic Materials              4.4%
Energy                       3.7%
Transportation               2.1%
Utilities                    1.3%


Top Ten Country
Allocation/2/
----------------------------------
Japan                       16.1%
France                      15.4%
Germany                     14.3%
Switzerland                 13.4%
United Kingdom              11.9%
Spain                        8.1%
Italy                        6.0%
Hong Kong                    4.1%
Australia                    1.9%
China                        1.7%


Portfolio Stats
----------------------------------
Total Net Assets     $29.7 million
Beta                          1.41
Number of Stocks                50
Expense Ratio/3/             2.05%


Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.


Fund Spotlight as of 7-31-01
                                                NUVEEN INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
Quick Facts
                       A Shares      B Shares      C Shares      R Shares
--------------------------------------------------------------------------------
NAV                    $16.22        $16.03        $16.03        $16.29
--------------------------------------------------------------------------------
CUSIP                  67065W506     67065W605     67065W704     67065W803
--------------------------------------------------------------------------------
Inception Date         12/99         12/99         12/99         12/99
--------------------------------------------------------------------------------

Annualized Total Returns/1/
                          as of July 31, 2001         as of June 30, 2001

A Shares                     NAV         Offer           NAV         Offer
1-Year                   -29.26%       -33.33%       -28.32%       -32.43%
--------------------------------------------------------------------------------
Since Inception          -12.18%       -15.35%       -11.03%       -14.40%
--------------------------------------------------------------------------------

B Shares                w/o CDSC        w/CDSC      w/o CDSC        w/CDSC
1-Year                   -29.75%       -32.56%       -28.79%       -31.64%
--------------------------------------------------------------------------------
Since Inception          -12.82%       -15.00%       -11.66%       -14.48%
--------------------------------------------------------------------------------

C Shares                                   NAV                         NAV
--------------------------------------------------------------------------------
1-Year                                 -29.75%                     -28.79%
--------------------------------------------------------------------------------
Since Inception                        -12.82%                     -11.66%
--------------------------------------------------------------------------------

R Shares                                   NAV                         NAV
--------------------------------------------------------------------------------
1-Year                                 -29.05%                     -28.11%
--------------------------------------------------------------------------------
Since Inception                        -11.95%                     -10.79%
--------------------------------------------------------------------------------


Top Ten Stock Holdings/2/                         Portfolio Allocation
Grupo Ferrovial, S.A.                3.1%       [Pie Chart appears here]
------------------------------------------
Nintendo Co., Ltd.                   3.1%       Equity              100%
------------------------------------------      ------------------------
Muenchener Rueckversicherungs-
Gesellschaft AG                      3.0%
------------------------------------------
Logitech International S.A.          3.0%
------------------------------------------
Allianz AG                           2.9%
------------------------------------------
Nestle S.A.                          2.9%
------------------------------------------
PSA Peugeot Citroen                  2.9%
------------------------------------------
Rank Group plc                       2.8%
------------------------------------------
Nissan Motor Co., Ltd.               2.7%
------------------------------------------
Synthes-Stratec Inc.                 2.6%
------------------------------------------


--------------------------------------------------------------------------------
/1/ Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the total return figures.

/2/ As a percentage of total stock holdings as of July 31, 2001. Holdings are subject to change.

/3/  Class A shares after credit/reimbursement.

The fund's investments in foreign stocks present additional risks, including currency risk. In addition, investing in securities of developing countries involves risks greater than, or in addition to, investing in the foreign developed countries.




Annual Report  Page 10

From the Portfolio Manager
                                                  NUVEEN RITTENHOUSE GROWTH FUND
--------------------------------------------------------------------------------
To help you better understand your investment, we recently sat down with John P. Waterman, managing director of investments at Rittenhouse Financial Services, Inc., and portfolio manager of Nuveen Rittenhouse Growth Fund, for his thoughts on recent fund performance. The following discussion focuses on the key factors that influenced fund results between July 31, 2000, and July 31, 2001.

Q. What market factors affected fund performance during the period, and how did the fund perform overall?

A. After several years of outstanding conditions for the fund's style of investing, growth stocks encountered a difficult stretch as the economy slowed and corporate earnings deteriorated rapidly. When earnings growth is scarce, as was the case for most of the reporting period, it's difficult for growth managers to identify companies in which they have a lot of confidence in the earnings--especially in the short term.

    In this environment, the fund returned -17.77 percent for the 12 months ended July 31, 2001. This performance lagged that of the overall stock market, as measured by the Standard & Poor's (S&P) 500 Index/1/, which lost
    14.33 percent of its value during the same timeframe.

    Compared to other funds like ours, however, the story was much more favorable. The average large-cap growth fund, as measured by the Lipper Large Cap Growth Index/2/, fell 34.40 percent--almost twice the Rittenhouse Growth Fund's decline.

Q.  Why did the fund underperform the S&P 500?

A. Unlike the growth-friendly environment of recent years, our high-quality, growth-investment style was out of favor during the past 12 months. As our shareholders know, the Rittenhouse Growth Fund invests in large-capitalization blue-chip companies with a history of consistent growth and financial strength. The S&P 500--a collection of 500 of the country's largest businesses--includes some of these fundamentally strong companies, as well as a number of more value-oriented and smaller-capitalization stocks. These latter stocks--which often have weaker fundamentals but reasonable price-earnings ratios--were some of the market's strongest performers during the reporting period. As always, we stuck to our tried-and-true investment discipline, but, unlike previous years, growth was unfortunately not the place to be this time around.




--------------------------------------------------------------------------------
Performance figures are quoted for Class A shares at net asset value. Comments cover the fund's fiscal year ended July 31, 2001.

/1/ The S&P 500 Index is an unmanaged index comprising 500 stocks generally considered representative of the U.S. stock market. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. An index is not available for direct investment.

/2/ The Lipper Large Cap Growth Funds Index is an unmanaged index representing the average annualized total returns of the 30 largest funds in the Lipper Large Cap Growth Funds category.


                                                          Annual Report  Page 11

Q.  Why, then, did the fund outperform its peers by such a significant margin?

A. The same focus that caused us to slightly trail the S&P was a major factor why we outperformed the average large-cap growth fund. We favored high-quality companies with attractive growth potential and steered clear of what we believed to be more speculative growth stocks that are especially vulnerable in falling markets.

Q.  In general, what strategies did you use to manage the fund?

A. The portfolio included two distinct types of growth stocks. As of the end of the reporting period, approximately two-thirds of the portfolio consisted of what we consider "stable-growth" stocks--those that have historically grown their earnings consistently, often between 12 and 15 percent a year. Companies in this category include fund holdings Colgate-Palmolive, American International Group, General Electric, Pfizer, and Walgreen. Though some of these stocks declined during the period, we believe their consistent track record and prospect of future earnings growth make them attractive long-term investments.

    The rest of the portfolio was invested in "cyclical-growth" stocks-- companies such as Wal-Mart, Home Depot, and Disney, as well as many technology firms. Cyclical growers generally see their earnings fluctuate along with the economy's peaks and valleys. As the year progressed and we anticipated that Federal Reserve interest-rate cuts might stimulate economic growth, we modestly added to our position in cyclical growers.

Q.  Can you highlight a few stocks that helped fund performance?

A. Pharmaceutical-products distributor Cardinal Health, leading drug-store chain Walgreens, and drug manufacturer Bristol Myers Squibb all enjoyed strong stock performance during the reporting period. Each of these companies benefited from demographic trends favoring pharmaceutical sales, such as increased drug utilization by the aging "baby-boom" population.

    As a group, financial stocks were some of the fund's strongest contributors to results. One of our best investments during the past 12 months was mortgage lender Fannie Mae. The company benefited from strong demand for housing--one of the economy's few bright spots--as well as for mortgage refinancings. Other financial stocks such as MBNA, State Street, and Wells Fargo helped boost fund performance.

Q.  Did any of the fund's holdings disappoint you?

A. Yes. Two telecommunications companies--Lucent Technologies, which makes telecom equipment and software, and WorldCom, a major voice and data communications provider--fell sharply during the period. We eliminated both of these stocks from the portfolio, but not before we could escape a negative impact to the fund. (We sell stocks when we lose confidence in their ability to grow profits over the long term.) We did note, though, that both of these stocks fell further after we sold them--so the situation could have been far worse. Two other poor-performing stocks sold during the period included Intel and Hewlett Packard.

--------------------------------------------------------------------------------



Annual Report            Page 12

    Another stock that dragged down fund performance was General Electric, the fund's third-largest holding as of July 31. Though the stock fell almost 15 percent during the last 12 months, it continued to deliver solid earnings growth throughout the period. We continue to be confident in GE's ability to sustain that growth and are hopeful about its prospects.

Q.  What do you see ahead for the fund? Are you optimistic?

A. We're very optimistic about how the portfolio is positioned for the future. Our holdings include a number of stocks that have continued to deliver solid earnings even as their valuations have fallen--stocks such as AIG, GE, and Pfizer. Though we can't predict when a turnaround may happen, we believe the fund is poised for better days ahead.

    Adding to our optimism is a number of potentially encouraging signs for the economy and the stock market. First, we believe that corporate earnings may not have much farther to fall. Since earnings typically drive stock prices, this could be good for fund performance. Second, we think that an environment of lower interest rates may help jump-start the economy beginning late this year. Finally, we believe that federal tax rebate checks--due to arrive this summer--may further benefit the economy. We understand the last 12 months have been difficult for shareholders. Times like these help underscore the need for investors to own both growth and value funds.

    As we await a friendlier environment for growth investing, we plan to stick to our investment discipline and focus on companies we believe are well managed and have a history of delivering solid earnings growth. This may not always be the best short-term approach. But in the long-term, we believe that shareholders may be rewarded for their patience.

                        Nuveen Rittenhouse Growth Fund
                   Growth of an Assumed $10,000 Investment*

                           [Line Graph appears here]

          --S&P 500 Index $13,072

          --Nuveen Rittenhouse Growth Fund (Offer) $11,308

          --Nuveen Rittenhouse Growth Fund (NAV) $11,998


--------------------------------------------------------------------------------
* The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund, adjusted for the maximum sales charge (5.75%) and all ongoing fund expenses. It also shows the Nuveen fund at NAV. Both are compared to the Standard and Poor's 500 Index, which does not reflect any initial or ongoing expenses. An index is not available for direct investment.




                                                    Annual Report        Page 13

Top Five Industries/2/
----------------------------------
Healthcare Drugs            13.2%
Financial Diversified        7.7%
Insurance Multi-Line         5.5%
Electrical Equipment         5.3%
Computer Software &
 Services                    5.1%


Sector Diversification/2/
----------------------------------
Healthcare                  21.1%
Technology                  20.9%
Financials                  20.3%
Consumer Staples            16.1%
Consumer Cyclicals          10.5%
Capital Goods                9.6%
Utilities                    1.5%


Portfolio Stats
----------------------------------
Total Net Assets    $553.7 million
Beta                          0.90
Average Market
Capitalization
(stocks)              $129 billion
Number of Stocks                31
Average P/E (stocks)         30.48
Expense Ratio/3/             1.35%


Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.



Fund Spotlight as of 7-31-01
                                                  NUVEEN RITTENHOUSE GROWTH FUND
--------------------------------------------------------------------------------

Quick Facts
                       A Shares      B Shares      C Shares      R Shares
--------------------------------------------------------------------------------
NAV                    $23.92        $23.31        $23.32        $24.15
--------------------------------------------------------------------------------
CUSIP                  67065W100     67065W209     67065W308     67065W407
--------------------------------------------------------------------------------
Inception Date         12/97         12/97         12/97         12/97
--------------------------------------------------------------------------------

Annualized Total Returns/1/
                          as of July 31, 2001         as of June 30, 2001

A Shares                     NAV         Offer           NAV         Offer
1-Year                   -17.77%       -22.49%       -20.26%       -24.83%
--------------------------------------------------------------------------------
3-Year                     1.78%        -0.21%         1.04%        -0.93%
--------------------------------------------------------------------------------
Since Inception            5.20%         3.48%         5.25%         3.48%
--------------------------------------------------------------------------------

B Shares                w/o CDSC        w/CDSC      w/o CDSC        w/CDSC
1-Year                   -18.35%       -21.62%       -20.84%       -24.00%
--------------------------------------------------------------------------------
3-Year                     1.04%         0.06%         0.30%        -0.71%
--------------------------------------------------------------------------------
Since Inception            4.45%         3.69%         4.48%         3.71%
--------------------------------------------------------------------------------

C Shares                                   NAV                         NAV
--------------------------------------------------------------------------------
1-Year                                 -18.35%                     -20.86%
--------------------------------------------------------------------------------
3-Year                                   1.04%                       0.30%
--------------------------------------------------------------------------------
Since Inception                          4.46%                       4.50%
--------------------------------------------------------------------------------

R Shares                                   NAV                         NAV
--------------------------------------------------------------------------------
1-Year                                 -17.55%                     -20.06%
--------------------------------------------------------------------------------
3-Year                                   2.05%                       1.29%
--------------------------------------------------------------------------------
Since Inception                          5.49%                       5.52%
--------------------------------------------------------------------------------


Top Ten Stock Holdings/2/                         Portfolio Allocation
Pfizer Inc.                          5.6%       [Pie Chart appears here]
------------------------------------------
American International Group, Inc.   5.5%       Equity               96%
------------------------------------------      ------------------------
General Electric Company             5.3%       Cash Equivalents      4%
------------------------------------------      ------------------------
Fannie Mae                           4.8%
------------------------------------------
The Home Depot, Inc.                 4.5%
------------------------------------------
Wal-Mart Stores, Inc.                4.3%
------------------------------------------
Tyco International Ltd.              4.3%
------------------------------------------
Bristol-Myers Squibb Company         4.3%
------------------------------------------
Automatic Data Processing, Inc.      4.2%
------------------------------------------
Amgen Inc.                           4.2%
------------------------------------------
--------------------------------------------------------------------------------

/1/ Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the total return figures.

/2/ As a percentage of total stock holdings as of July 31, 2001. Holdings are subject to change.

/3/  Class A shares after credit/reimbursement.


Annual Report  Page 14

                 Portfolio of Investments
                 Nuveen Innovation Fund
                 July 31, 2001

                                                                 Market
  Shares Description                                              Value
-----------------------------------------------------------------------
         COMMON STOCKS - 89.3%

         Consumer Cyclicals - 16.3%

  68,300 Alloy Online, Inc. #                                $1,177,492
 104,000 Amazon.com, Inc. #                                   1,298,960
  20,000 Cerner Corporation #                                 1,126,800
  36,000 eBay Inc. #                                          2,252,520
  37,000 Gemstar-TV Guide International, Inc. #               1,501,830
  51,500 GoTo.com, Inc. #                                     1,214,885
 145,000 Priceline.com Incorporated #                         1,286,150

-----------------------------------------------------------------------
         Consumer Staples - 1.5%

  31,000 EchoStar Communications Corporation - Class A #        922,250

-----------------------------------------------------------------------
         Healthcare - 5.8%

   9,500 Cephalon, Inc. #                                       607,050
  12,000 Gilead Sciences, Inc. #                                615,480
  50,667 King Pharmaceuticals, Inc. #                         2,290,128

-----------------------------------------------------------------------
         Technology - 65.7%

  27,000 AOL Time Warner Inc. #                               1,227,150
  30,000 Applied Materials, Inc. #                            1,375,800
  44,000 BEA Systems, Inc. #                                    970,200
  23,500 Brocade Communications Systems, Inc. #                 774,090
  40,000 CIENA Corporation #                                  1,325,600
 126,500 Cisco Systems, Inc. #                                2,431,330
  50,000 Citrix Systems, Inc. #                               1,673,500
  22,000 Dell Computer Corporation #                            592,460
  64,000 EarthLink, Inc. #                                    1,047,680
  12,000 Electronic Arts Inc. #                                 683,040
  37,000 Electronic Data Systems Corporation                  2,362,450
  47,000 eSPEED, Inc. - Class A #                               665,050
  40,000 Extreme Networks, Inc. #                             1,121,200
  17,000 First Data Corporation                               1,178,440
  27,000 Genesis Microchip Incorporated #                       895,050
  69,000 Intel Corporation                                    2,056,890
  29,000 International Business Machines Corporation (IBM)    3,051,090
  52,000 Microsoft Corporation #                              3,441,880
  40,000 Micron Technology, Inc.                              1,680,000
  80,000 Motorola, Inc.                                       1,495,200
  31,500 ONI Systems Corp. #                                    729,225
 111,000 Oracle Corporation #                                 2,006,880

--------------------------------------------------------------------------------
15

                 Portfolio of Investments
                 Nuveen Innovation Fund (continued)
                 July 31, 2001

                                                            Market
 Shares Description                                          Value
------------------------------------------------------------------
        Technology (continued)
 65,000 PeopleSoft, Inc. #                             $ 2,838,550
 39,000 RF Micro Devices, Inc. #                         1,067,040
 35,000 Siebel Systems, Inc. #                           1,206,100
 52,000 Texas Instruments Incorporated                   1,794,000
------------------------------------------------------------------
        Total Investments (cost $52,414,734) - 89.3%   $53,983,440
         ---------------------------------------------------------
        Other Assets Less Liabilities - 10.7%            6,443,770
         ---------------------------------------------------------
        Net Assets - 100%                              $60,427,210
         ---------------------------------------------------------

         # Non-income producing.









                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
16

                 Portfolio of Investments
                 Nuveen International Growth Fund
                 July 31, 2001

                                                                        Market
    Shares Description                                                   Value
------------------------------------------------------------------------------
           COMMON STOCKS - 95.6%

           Basic Materials - 4.3%

     1,210 Lonza AG #                                                 $720,088
    33,400 Rio Tinto Limited                                           560,840

------------------------------------------------------------------------------
           Capital Goods - 8.5%

     9,200 Acciona S.A.                                                350,174
    67,500 Autostrade - Concessioni e Costruzioni Autostrade S.p.A.    470,136
     8,900 Empresa Brasileira de Aeronautica S.A. (Embraer)            316,840
            Sponsored ADR
    24,500 European Aeronautic Defence and Space Company               486,630
    51,300 Grupo Ferrovial, S.A.                                       891,015

------------------------------------------------------------------------------
           Consumer Cyclicals - 28.0%

   107,900 Debenhams plc                                               630,491
   331,000 Electronics Boutique plc                                    541,321
    39,000 Industria de Diseno Textil, S.A. (Inditex) #                627,216
    36,600 JC Decaux S.A. #                                            436,820
   299,800 Li & Fung Limited                                           495,842
    37,500 Next plc                                                    491,157
    14,800 Nichii Gakkan Company                                       694,463
     5,000 Nintendo Co., Ltd.                                          883,213
   112,000 Nissan Motor Co., Ltd.                                      769,476
     5,400 Penauille Polyservices                                      301,927
    17,400 PSA Peugeot Citroen                                         822,148
   241,100 Rank Group plc                                              797,183
    14,800 Toyota Motor Corporation                                    488,257
     7,000 Valeo S.A.                                                  313,905

------------------------------------------------------------------------------
           Consumer Staples - 8.9%

     3,700 Groupe Danone                                               482,386
     8,600 Matsumotokiyoshi Co., Ltd.                                  363,599
     3,900 Nestle S.A. #                                               835,360
    20,100 Sogecable, S.A. # (DD)                                      456,570
     8,300 Unilever NV #                                               494,212

------------------------------------------------------------------------------
           Energy - 3.6%

   105,000 Saipem S.p.A.                                               578,811
 1,352,000 Yanzhou Coal Mining Company Limited - Class H               498,347

------------------------------------------------------------------------------
           Financials - 14.3%

     5,800 AMB Generali Holding AG                                     664,823
     3,000 Allianz AG                                                  841,310
    63,900 Mediolanum S.p.A                                            686,044
     3,050 Muenchener Rueckversicherungs - Gesellschaft AG             872,679
    30,200 The Nomura Securities Co., Ltd.                             493,318
    78,000 Sun Hung Kai Properties Limited                             685,026

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
17

                 Portfolio of Investments
                 Nuveen International Growth Fund (continued)
                 July 31, 2001

                                                             Market
  Shares Description                                          Value
-------------------------------------------------------------------
         Healthcare - 20.4%

 17,4000 Altana AG                                      $   627,723
   6,750 Aventis S.A.                                       518,863
  56,000 Dainippon Pharmaceutical Co., Ltd.                 627,777
  23,800 Generale de Sante #                                416,499
  14,300 Instrumentarium Corporation                        441,064
  14,900 Novozymes A/S - Class B                            318,518
  10,700 Sanofi-Synthelabo S.A.                             672,226
  11,900 Schering AG                                        642,450
     750 Serono S.A. - Class B                              707,711
  17,000 Shionogi & Co., Ltd.                               335,549
   1,170 Synthes-Stratec Inc.                               743,018

-------------------------------------------------------------------
         Technology - 4.3%

   2,800 Logitech International S.A. #                      855,853
  29,500 Tandberg ASA #                                     429,347

-------------------------------------------------------------------
         Transportation - 2.1%

 102,000 easyJet plc #                                      617,821

-------------------------------------------------------------------
         Utilities - 1.2%

  91,100 British Energy plc                                 361,916

-------------------------------------------------------------------
         Total Common Stocks (cost $28,249,378)          28,357,962
         ----------------------------------------------------------
         PREFERRED STOCKS - 1.6%

         Consumer Cyclicals - 1.6%

   1,340 Porsche AG                                         483,074
-------------------------------------------------------------------
         Total Preferred Stocks (cost $479,634)             483,074
         ----------------------------------------------------------
         Total Investments (cost $28,729,012) - 97.2%    28,841,036
         ----------------------------------------------------------
         Other Assets Less Liabilities - 2.8%               824,555
         ----------------------------------------------------------
         Net Assets - 100%                              $29,665,591
         ----------------------------------------------------------

         # Non-income producing.
         (DD) Security purchased on a delayed delivery basis.


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
18

                           Country Allocation (as a
                         percentage of the fund's net
                                    assets)

                  Japan           15.7%
                       ----------------
                  France          15.0%
                       ----------------
                  Germany         13.9%
                       ----------------
                  Switzerland     13.0%
                       ----------------
                  United Kingdom  11.6%
                       ----------------
                  Spain            7.8%
                       ----------------
                  Italy            5.8%
                       ----------------
                  Hong Kong        4.0%
                       ----------------
                  Australia        1.9%
                       ----------------
                  China            1.7%
                       ----------------
                  Netherlands      1.7%
                       ----------------
                  Finland          1.5%
                       ----------------
                  Norway           1.4%
                       ----------------
                  Denmark          1.1%
                       ----------------
                  Brazil           1.1%
                       ----------------






--------------------------------------------------------------------------------
19

                 Portfolio of Investments
                 Nuveen Rittenhouse Growth Fund
                 July 31, 2001

                                                                  Market
  Shares Description                                               Value
------------------------------------------------------------------------
         COMMON STOCKS - 96.1%

         Capital Goods - 9.2%

 651,000 General Electric Company                            $28,318,500
 430,000 Tyco International Ltd.                              22,876,000

------------------------------------------------------------------------
         Consumer Cyclicals - 10.1%

 479,000 The Home Depot, Inc.                                 24,127,230
 230,000 Target Corporation                                    8,901,000
 410,000 Wal-Mart Stores, Inc.                                22,919,000

------------------------------------------------------------------------
         Consumer Staples - 15.4%

 150,000 CVS Corporation                                       5,401,500
 270,000 Cardinal Health, Inc.                                19,880,100
 240,000 The Coca-Cola Company                                10,704,000
 403,000 Colgate-Palmolive Company                            21,842,600
 524,000 Walgreen Co.                                         17,658,800
 380,000 The Walt Disney Company                              10,013,000

------------------------------------------------------------------------
         Financials - 19.5%

 350,000 American International Group, Inc.                   29,137,500
 304,000 Fannie Mae                                           25,308,000
 515,000 MBNA Corporation                                     18,231,000
 370,000 State Street Corporation                             19,894,900
 340,000 Wells Fargo & Company                                15,660,400

------------------------------------------------------------------------
         Healthcare - 20.3%

 355,000 Amgen Inc. #                                         22,262,050
 385,000 Bristol-Myers Squibb Company                         22,768,900
 400,000 Medtronic, Inc.                                      19,212,000
 260,000 Merck & Co., Inc.                                    17,674,800
 728,000 Pfizer Inc.                                          30,008,160

------------------------------------------------------------------------
         Technology - 20.1%

 440,000 Automatic Data Processing, Inc. #                    22,418,000
 537,000 Cisco Systems, Inc. #                                10,321,140
 310,000 EMC Corporation#                                      6,113,200
 150,000 International Business Machines Corporation (IBM)    15,781,500
 315,000 Microsoft Corporation #                              20,849,850
 372,000 Nokia Oyj Sponsored ADR                               8,113,320
 360,000 Oracle Corporation #                                  6,508,800
 370,000 Sun Microsystems, Inc. #                              6,027,300
 435,000 Texas Instruments Incorporated                       15,007,500

------------------------------------------------------------------------
         Utilities - 1.5%

 180,000 Enron Corp.                                           8,163,000
------------------------------------------------------------------------
         Total Common Stocks (cost $532,363,644)             532,103,050
         ---------------------------------------------------------------

--------------------------------------------------------------------------------
20

 Principal
    Amount
     (000) Description                                       Market Value
--------------------------------------------------------------------------
           SHORT-TERM INVESTMENTS - 4.2%

   $23,292 Swiss Bank Repurchase Agreement, 3.78%, 8/01/01   $ 23,292,000
--------------------------------------------------------------------------
           Total Short-Term Investments (cost $23,292,000)     23,292,000
         -----------------------------------------------------------------
           Total Investments (cost $555,655,644) - 100.3%     555,395,050
         -----------------------------------------------------------------
           Other Assets Less Liabilities - (0.3)%              (1,661,176)
         -----------------------------------------------------------------
           Net Assets - 100%                                 $553,733,874
         -----------------------------------------------------------------

         # Non-income producing.



                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
21

                 Statement of Net Assets
                 July 31, 2001

                                                    International  Rittenhouse
                                         Innovation        Growth       Growth
------------------------------------------------------------------------------
Assets
Investment securities, at market value
 (cost $52,414,734, $28,729,012 and
 $555,655,644, respectively)            $53,983,440  $28,841,036  $555,395,050
Cash                                     10,415,711    1,019,745            --
Receivables:
 Dividends and interest                         871       81,028       312,405
 Investments sold                           324,391      602,891            --
 Shares sold                                 12,936       44,071       548,961
Deferred offering assets                         --           --        33,555
Other assets                                  2,776          437        69,102
------------------------------------------------------------------------------
  Total assets                           64,740,125   30,589,208   556,359,073
------------------------------------------------------------------------------
Liabilities
Cash overdraft                                   --           --       196,639
Payables:
 Investments purchased                    3,916,468      466,652            --
 Net unrealized depreciation on
  unsettled transactions
  denominated in foreign currencies              --        1,978            --
 Shares redeemed                             72,034      152,435     1,372,746
Accrued expenses:
 Management fees                             53,187      175,300       388,500
 12b-1 distribution and service fees         40,920       12,210       365,171
Other liabilities                           230,306      115,042       302,143
------------------------------------------------------------------------------
  Total liabilities                       4,312,915      923,617     2,625,199
------------------------------------------------------------------------------
Net assets                              $60,427,210  $29,665,591  $553,733,874
------------------------------------------------------------------------------
Class A Shares
Net assets                              $13,957,562  $ 7,551,309  $106,264,490
Shares outstanding                        1,197,228      465,581     4,441,604
Net asset value and redemption price
 per share                              $     11.66  $     16.22  $      23.92
Offering price per share (net asset
 value per share plus
 maximum sales charge of 5.75% of
 offering price)                        $     12.37  $     17.21  $      25.38
------------------------------------------------------------------------------
Class B Shares
Net assets                              $19,195,794  $ 4,740,659  $239,202,709
Shares outstanding                        1,668,487      295,714    10,263,072
Net asset value, offering and
 redemption price per share             $     11.50  $     16.03  $      23.31
------------------------------------------------------------------------------
Class C Shares
Net assets                              $23,812,912  $ 7,048,438  $167,271,786
Shares outstanding                        2,067,487      439,728     7,172,460
Net asset value, offering and
 redemption price per share             $     11.52  $     16.03  $      23.32
------------------------------------------------------------------------------
Class R Shares
Net assets                              $ 3,460,942  $10,325,185  $ 40,994,889
Shares outstanding                          295,703      633,962     1,697,293
Net asset value, offering and
 redemption price per share             $     11.70  $     16.29  $      24.15
------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
22

                 Statement of Operations
                 Year Ended July 31, 2001


                                                  International    Rittenhouse
                                      Innovation         Growth         Growth
-------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign tax
 expense of $1,416, $57,705 and
 $13,846, respectively)             $     38,094   $    421,083  $   4,314,866
Interest                                      --             --        969,110
-------------------------------------------------------------------------------
Total investment income                   38,094        421,083      5,283,976
-------------------------------------------------------------------------------
Expenses
Management fees                          917,361        399,365      5,169,160
12b-1 service fees - Class A              53,311         28,207        296,746
12b-1 distribution and service
 fees - Class B                          300,671         60,728      2,720,901
12b-1 distribution and service
 fees - Class C                          362,415         79,313      1,861,548
Shareholders' servicing agent fees
 and expenses                            340,286         78,590      1,117,635
Custodian's fees and expenses             46,305         49,962        132,489
Trustees' fees and expenses               14,674          5,518         70,267
Professional fees                         28,461         17,110         90,515
Shareholders' reports - printing
 and mailing expenses                     63,908         24,339        161,372
Federal and state registration
 fees                                     77,772         64,791         61,018
Offering costs                            67,989         67,989         36,000
Other expenses                             6,004          2,145         26,997
-------------------------------------------------------------------------------
Total expenses before custodian
 fee credit and expense
 reimbursement                         2,279,157        878,057     11,744,648
 Custodian fee credit                    (28,526)       (26,152)        (1,056)
 Expense reimbursement                        --         (2,574)            --
-------------------------------------------------------------------------------
Net expenses                           2,250,631        849,331     11,743,592
-------------------------------------------------------------------------------
Net investment income (loss)          (2,212,537)      (428,248)    (6,459,616)
-------------------------------------------------------------------------------
Realized and Unrealized Gain
 (Loss)
Net realized gain (loss):
 Investment transactions             (53,350,556)    (9,838,514)     4,310,331
 Foreign currencies                           --       (205,784)            --
Net change in unrealized
 appreciation or depreciation of
 investments                          (8,028,729)    (2,482,103)  (123,275,948)
Net change in unrealized gain
 (loss) on translation of assets
 and liabilities
 denominated in foreign currencies            --            (64)            --
-------------------------------------------------------------------------------
Net gain (loss)                      (61,379,285)   (12,526,465)  (118,965,617)
-------------------------------------------------------------------------------
Net increase (decrease) in net
 assets from operations             $(63,591,822)  $(12,954,713) $(125,425,233)
-------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
23

                 Statement of Changes in Net Assets

                                     Innovation                    International Growth
                          ---------------------------------  ---------------------------------
                                        12/20/99 (commence-                12/20/99 (commence-
                            Year Ended  ment of operations)    Year Ended  ment of operations)
                               7/31/01      through 7/31/00       7/31/01      through 7/31/00
-----------------------------------------------------------------------------------------------
Operations
Net investment income
 (loss)                   $ (2,212,537)        $   (997,175) $   (428,248)        $   (177,015)
Net realized gain
 (loss):
 Investment transactions   (53,350,556)         (14,271,235)   (9,838,514)          (2,917,173)
 Foreign currencies                 --                   --      (205,784)             (82,006)
Net change in unrealized
 appreciation or
 depreciation of
 investments                (8,028,729)           9,597,434    (2,482,103)           2,594,128
Net change in unrealized
 gain (loss) on
 translation of assets
 and liabilities
 denominated in foreign
 currencies                         --                   --           (64)                (707)
-----------------------------------------------------------------------------------------------
Net increase (decrease)
 in net assets from
 operations                (63,591,822)          (5,670,976)  (12,954,713)            (582,773)
-----------------------------------------------------------------------------------------------
Distributions to
 Shareholders
From accumulated net
 realized gains from
 investment
 transactions:
 Class A                            --                   --            --                   --
 Class B                            --                   --            --                   --
 Class C                            --                   --            --                   --
 Class R                            --                   --            --                   --
-----------------------------------------------------------------------------------------------
Decrease in net assets
 from distributions to
 shareholders                       --                   --            --                   --
-----------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale
 of shares                  47,603,008          121,319,755    49,566,056           44,607,727
Net proceeds from shares
 issued to shareholders
 due to reinvestment of
 distributions                      --                   --            --                   --
-----------------------------------------------------------------------------------------------
                            47,603,008          121,319,755    49,566,056           44,607,727
Cost of shares redeemed    (23,637,358)         (15,595,397)  (45,248,178)          (5,722,528)
-----------------------------------------------------------------------------------------------
Net increase in net
 assets from Fund share
 transactions               23,965,650          105,724,358     4,317,878           38,885,199
-----------------------------------------------------------------------------------------------
Net increase (decrease)
 in net assets             (39,626,172)         100,053,382    (8,636,835)          38,302,426
Net assets at the
 beginning of period       100,053,382                   --    38,302,426                   --
-----------------------------------------------------------------------------------------------
Net assets at the end of
 period                   $ 60,427,210         $100,053,382  $ 29,665,591         $ 38,302,426
-----------------------------------------------------------------------------------------------
Balance of undistributed
 net investment income
 at the end of period     $         --         $         --  $         --         $         --
-----------------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
24

                                                     Rittenhouse Growth
                                                 ----------------------------
                                                    Year Ended     Year Ended
                                                       7/31/01        7/31/00
------------------------------------------------------------------------------
Operations
Net investment income (loss)                     $  (6,459,616) $  (5,858,542)
Net realized gain (loss):
 Investment transactions                             4,310,331      1,143,490
 Foreign currencies                                         --             --
Net change in unrealized appreciation or
 depreciation
 of investments                                   (123,275,948)    85,946,069
Net change in unrealized gain (loss) on
 translation of
 assets and liabilities denominated in foreign
 currencies                                                 --             --
------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 operations                                       (125,425,233)    81,231,017
------------------------------------------------------------------------------
Distributions to Shareholders
From accumulated net realized gains from
 investment
 transactions:
 Class A                                                    --        (30,276)
 Class B                                                    --        (72,146)
 Class C                                                    --        (47,034)
 Class R                                                    --        (12,078)
------------------------------------------------------------------------------
Decrease in net assets from distributions to
 shareholders                                               --       (161,534)
------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                   134,256,636    164,747,675
Net proceeds from shares issued to shareholders
 due to
 reinvestment of distributions                              --         77,998
------------------------------------------------------------------------------
                                                   134,256,636    164,825,673
Cost of shares redeemed                           (104,477,639)  (111,889,392)
------------------------------------------------------------------------------
Net increase in net assets from Fund share
 transactions                                       29,778,997     52,936,281
------------------------------------------------------------------------------
Net increase (decrease) in net assets              (95,646,236)   134,005,764
Net assets at the beginning of period              649,380,110    515,374,346
------------------------------------------------------------------------------
Net assets at the end of period                  $ 553,733,874  $ 649,380,110
------------------------------------------------------------------------------
Balance of undistributed net investment
 income at the end of period                     $          --  $          --
------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
25

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the "Trust") is an open-end management invest-ment company registered under the Investment Company Act of 1940. The Trust comprises the Nuveen Innovation Fund ("Innovation"), the Nuveen International Growth Fund ("International Growth") and the Nuveen Rittenhouse Growth Fund ("Rittenhouse Growth") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust in 1997.

The Innovation Fund will invest at least 65% of its total assets in stocks of companies which utilize innovative technologies to gain a strategic competi-tive advantage in their industry and in companies that develop, provide and service those technologies in order to provide capital appreciation without consideration for income.

The International Growth Fund primarily invests in common stocks of medium and large capitalization companies domiciled in countries other than the United States in order to provide long-term capital appreciation.

The Rittenhouse Growth Fund invests in a diversified portfolio consisting pri-marily of equity securities traded in U.S. securities markets of large capi-talization companies that have a history of consistent earnings and dividend growth ("blue chip companies") in order to provide long-term growth of capi-tal.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with ac-counting principles generally accepted in the United States.

Securities Valuation
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange or Nasdaq on which such securities are pri-marily traded. Securities traded on a securities exchange or Nasdaq for which there are no transactions on a given day or securities not listed on a securi-ties exchange or Nasdaq are valued at the most recent bid prices. The prices of fixed-income securities are provided by a pricing service and are based on the mean between the bid and asked price. When price quotes are not readily available, the pricing service establishes fair market value based on prices of comparable securities. If it is determined that market prices for a Secu-rity are unavailable or inappropriate, the Board of Trustees of the Funds, may establish a fair value for the security. Short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery ba-sis may have extended settlement periods. Any securities so purchased are sub-ject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and/or delayed delivery purchase commitments. At July 31, 2001, International Growth had outstanding delayed delivery purchase commitments of $445,052. There were no such outstanding pur-chase commitments in either of the other funds.

Investment Income
Dividend income is recorded on the ex-dividend date. Interest income is deter-mined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts.

Dividends and Distributions to Shareholders
Net investment income and net realized capital gains from investment transac-tions, if any, are declared and distributed to shareholders annually. Further-more, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capi-tal gains are recorded on the ex-dividend date. The amount and timing of dis-tributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differ-ences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes
Each Fund intends to distribute all income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no fed-eral tax provision is required.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor pur-chasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B

-------------------------------------------------------------------------------
26

Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and serv-ice fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in options, forward and futures contracts, which are sometimes referred to as derivative transactions. Although the Funds are au-thorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended July 31, 2001.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which pres-ently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Foreign Currency Translations
To the extent that the Innovation and International Growth Funds invest in se-curities that are denominated in a currency other than U.S. dollars, each Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign cur-rency, the Fund's investment in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite ef-fect occurs if U.S. dollars fall in relative value. Investments and other as-sets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of in-vestments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Foreign Currency Transactions
The Innovation and International Growth Funds may engage in foreign currency exchange transactions in connection with their portfolio investments and as-sets and liabilities denominated in foreign currencies. Each Fund may engage in foreign currency forward contracts, options and futures transactions. Each Fund will enter into foreign currency transactions for hedging and other per-missible risk management purposes only. If the Fund invests in a currency futures or options contract, it must make a margin deposit to secure perfor-mance of such contract. With respect to investments in currency futures con-tracts, each Fund may also be required to make a variation margin deposit be-cause the value of futures contracts fluctuates daily. In addition, each Fund may segregate assets to cover its futures contracts obligations.

The objective of each Fund's foreign currency hedging transactions is to re-duce the risk that the U.S. dollar value of the Fund's foreign currency denom-inated securities and other assets and liabilities will decline in value due to changes in foreign currency exchange rates. All foreign currency forward contracts, options and futures transactions are "marked-to-market" daily at the applicable market rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. Each Fund records realized gains and losses at the time the forward contract is offset by entering into a clos-ing transaction or extinguished by delivery of the currency. The contractual amounts of forward foreign currency exchange contracts does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight in-vestments.

Organization and Offering Costs
The costs incurred in connection with the organization and initial registra-tion of shares for Innovation and International Growth were expensed as in-curred. The offering costs for Innovation and International Growth were de-ferred and expensed over twelve months on a straight-line basis beginning De-cember 20, 1999 (commencement of operations).

Rittenhouse Growth's share of costs incurred in connection with its organiza-tion and initial registration of shares was deferred and is being amortized over a 60-month period beginning December 31, 1997 (commencement of opera-tions). If any of the initial shares of Rittenhouse Growth are redeemed during this period, the proceeds of the redemption will be reduced by the pro-rata share of the unamortized organization costs as of the date of redemption.

Use of Estimates
The preparation of financial statements in conformity with accounting princi-ples generally accepted in the United States requires management to make esti-mates and assumptions that affect the reported amounts of assets and liabili-ties at the date of the financial statements and the reported amounts of in-creases and decreases in net assets from operations during the reporting peri-od. Actual results may differ from those estimates.


-------------------------------------------------------------------------------
27

Audit Guide
In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual finan-cial statements issued for fiscal years beginning after December 15, 2000. It is not anticipated that the adoption of the Guide will have a significant ef-fect on the financial statements.

2. Fund Shares

Transactions in Fund shares were as follows:

                                       Innovation
                      ------------------------------------------------
                                               12/20/99 (commencement
                            Year ended         of operations) through
                             7/31/01                  7/31/00
                      -----------------------  -----------------------
                          Shares       Amount     Shares        Amount
-----------------------------------------------------------------------
Shares sold:
 Class A                 604,689  $12,492,887  1,094,867  $ 28,031,334
 Class B                 595,836   12,975,055  1,515,026    39,404,769
 Class C                 751,778   15,756,920  1,858,190    44,893,290
 Class R                 301,965    6,378,146    424,389     8,990,362
Shares issued to
 shareholders due to
 reinvestment of
 distributions:
 Class A                     --           --         --            --
 Class B                     --           --         --            --
 Class C                     --           --         --            --
 Class R                     --           --         --            --
-----------------------------------------------------------------------
                       2,254,268   47,603,008  4,892,472   121,319,755
-----------------------------------------------------------------------
Shares redeemed:
 Class A                (389,048)  (6,419,762)  (113,280)   (2,721,654)
 Class B                (365,458)  (6,114,419)   (76,917)   (1,798,217)
 Class C                (406,964)  (6,902,118)  (135,517)   (3,156,576)
 Class R                (178,870)  (4,201,059)  (251,781)   (7,918,950)
-----------------------------------------------------------------------
                      (1,340,340) (23,637,358)  (577,495)  (15,595,397)
-----------------------------------------------------------------------
Net increase             913,928  $23,965,650  4,314,977  $105,724,358
-----------------------------------------------------------------------


                                  International Growth
                      ------------------------------------------------
                                                      12/20/99
                                                  (commencement of
                            Year ended           operations) through
                              7/31/01                  7/31/00
                      ------------------------  ----------------------
                          Shares        Amount     Shares       Amount
-----------------------------------------------------------------------
Shares sold:
 Class A               1,790,794  $ 34,496,159    688,138  $16,789,418
 Class B                  94,527     2,044,506    291,764    7,292,298
 Class C                 291,285     5,730,993    306,615    7,652,475
 Class R                 398,049     7,294,398    623,340   12,873,536
Shares issued to
 shareholders due to
 reinvestment of
 distributions:
 Class A                     --            --         --           --
 Class B                     --            --         --           --
 Class C                     --            --         --           --
 Class R                     --            --         --           --
-----------------------------------------------------------------------
                       2,574,655    49,566,056  1,909,857   44,607,727
-----------------------------------------------------------------------
Shares redeemed:
 Class A              (1,790,844)  (33,889,117)  (222,507)  (5,355,338)
 Class B                 (80,782)   (1,598,779)    (9,795)    (241,683)
 Class C                (155,008)   (2,758,187)    (3,164)     (76,201)
 Class R                (385,304)   (7,002,095)    (2,123)     (49,306)
-----------------------------------------------------------------------
                      (2,411,938)  (45,248,178)  (237,589)  (5,722,528)
-----------------------------------------------------------------------
Net increase             162,717  $  4,317,878  1,672,268  $38,885,199
-----------------------------------------------------------------------


-------------------------------------------------------------------------------
28

                                     Rittenhouse Growth
                      ---------------------------------------------------
                             Year Ended                Year Ended
                              7/31/01                    7/31/00
                      -------------------------  ------------------------
                          Shares         Amount      Shares        Amount
--------------------------------------------------------------------------
Shares sold:
 Class A               1,848,117  $  50,979,874   1,409,570  $ 39,108,141
 Class B               1,424,590     38,457,671   2,392,325    64,717,015
 Class C               1,567,388     42,079,645   2,034,952    55,321,768
 Class R                 101,107      2,739,446     195,022     5,600,751
Shares issued to
 shareholders due to
 reinvestment of
 distributions:
 Class A                      --             --         697        19,255
 Class B                      --             --       1,256        34,214
 Class C                      --             --         747        20,375
 Class R                      --             --         149         4,154
--------------------------------------------------------------------------
                       4,941,202    134,256,636   6,034,718   164,825,673
--------------------------------------------------------------------------
Shares redeemed:
 Class A              (1,587,238)   (43,029,707) (1,256,508)  (34,693,266)
 Class B              (1,249,433)   (31,950,950) (1,255,776)  (34,031,518)
 Class C              (1,064,731)   (27,185,817) (1,281,803)  (34,808,161)
 Class R                 (85,511)    (2,311,165)   (306,338)   (8,356,447)
--------------------------------------------------------------------------
                      (3,986,913)  (104,477,639) (4,100,425) (111,889,392)
--------------------------------------------------------------------------
Net increase             954,289  $  29,778,997   1,934,293  $ 52,936,281
--------------------------------------------------------------------------

3. Securities Transactions

Purchases and sales (including maturities) of common stocks and short-term in-vestments for the fiscal year ended July 31, 2001, were as follows:

                                     International    Rittenhouse
                          Innovation        Growth         Growth
---------------------------------------------------------------------------
Purchases:
 Common stocks          $220,054,017   $85,519,248 $  235,203,589
 Short-term investments           --            --  4,363,077,373
Sales and maturities:
 Common stocks           194,539,793    78,487,162    214,069,296
 Short-term investments           --            --  4,358,803,373
---------------------------------------------------------------------------

At July 31, 2001, the cost of investments owned for federal income tax pur-poses were as follows:

                                     International    Rittenhouse
                          Innovation        Growth         Growth
---------------------------------------------------------------------------
                        $104,341,545   $38,352,302   $555,713,056
---------------------------------------------------------------------------

At July 31, 2001, Innovation and International Growth had unused capital loss carryforwards of $15,694,979 and $3,103,741, respectively, available for fed-eral income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire in the year 2009.

4. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at July 31, 2001, were as follows:

                                           International    Rittenhouse
                               Innovation         Growth         Growth
------------------------------------------------------------------------
Gross unrealized:
 appreciation                $  4,696,518   $  1,137,094   $ 63,320,776
 depreciation                 (55,054,623)   (10,648,360)   (63,638,782)
------------------------------------------------------------------------
Net unrealized appreciation
 (depreciation)              $(50,358,105)  $ (9,511,266) $    (318,006)
------------------------------------------------------------------------


-------------------------------------------------------------------------------
29

5. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, which is based upon the average daily net assets of each Fund as follows:

                                            International  Rittenhouse
                                Innovation         Growth       Growth
-----------------------------------------------------------------------
For the first $125 million          1.0000%        1.0500%       .8500%
For the next $125 million            .9875         1.0375        .8375
For the next $250 million            .9750         1.0250        .8250
For the next $500 million            .9625         1.0125        .8125
For the next $1 billion              .9500         1.0000        .8000
For net assets over $2 billion       .9250          .9750        .7750
-----------------------------------------------------------------------

The Adviser had agreed to waive fees and reimburse expenses for Rittenhouse Growth through July 31, 2000, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding 1.10% of the average daily net asset value of any class of Fund shares. The Adviser may voluntarily agree to reimburse expenses from time to time, in any of the Funds which may be terminated at any time at its discre-tion.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has en-tered into Sub-Advisory Agreements with Columbus Circle Investors ("CCI"), and Rittenhouse Financial Services, Inc. ("Rittenhouse"), a wholly owned subsidi-ary of The John Nuveen Company, under which CCI manages the investment portfo-lios of the Innovation and International Growth Funds and Rittenhouse manages the Rittenhouse Growth Fund's investment portfolio. CCI and Rittenhouse are compensated for their services from the management fee paid to the Adviser. The Funds pay no compensation directly to those of its Trustees who are affil-iated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

During the fiscal year ended July 31, 2001, Nuveen Investments (the "Distribu-tor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                       International Rittenhouse
                            Innovation        Growth      Growth
------------------------------------------------------------------------------
Sales charges collected        $87,774        $9,943    $321,488
Paid to authorized dealers      87,774         8,745     321,488
------------------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substan-tially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended July 31, 2001, the Distributor compensated autho-rized dealers directly with commission advances at the time of purchase as follows:

                                       International Rittenhouse
                            Innovation        Growth      Growth
------------------------------------------------------------------------------
Commission advances           $670,858      $121,655  $1,858,625
------------------------------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 serv-ice fees collected on Class B Shares during the first year following a pur-chase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended July 31, 2001, the Distributor retained such 12b-1 fees as follows:

                                       International Rittenhouse
                            Innovation        Growth      Growth
------------------------------------------------------------------------------
12b-1 fees retained           $557,278      $124,833  $2,581,977
------------------------------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate autho-rized dealers for providing services to shareholders relating to their invest-ments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended July 31, 2001, as follows:

                                       International Rittenhouse
                            Innovation        Growth      Growth
------------------------------------------------------------------------------
CDSC retained                 $171,053       $51,530    $852,569
------------------------------------------------------------------------------


-------------------------------------------------------------------------------
30

At July 31, 2001, the Distributor owned 1,250 shares of the International Growth Fund's Class A, B, and C and The John Nuveen Company owned 496,250 shares of Class R.

6. Composition of Net Assets

At July 31, 2001, the Funds had an unlimited number of $.01 par value per share common stock authorized. Net assets consisted of:

                                                   International   Rittenhouse
                                       Innovation         Growth        Growth
-------------------------------------------------------------------------------
Capital paid-in                      $126,480,295   $ 42,281,369  $553,160,889
Balance of undistributed net
 investment income                             --             --            --
Accumulated net realized gain
(loss) from investment transactions
and foreign currency transactions     (67,621,791)   (12,727,031)      833,579
Net unrealized appreciation
 (depreciation) of investments          1,568,706        112,024      (260,594)
Net unrealized gain (loss) on
translation of assets and
liabilities
denominated in foreign currencies              --           (771)           --
-------------------------------------------------------------------------------
Net assets                           $ 60,427,210   $ 29,665,591  $553,733,874
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
31

                 Financial Highlights

                 Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                 Investment Operations        Less Distributions
                               ----------------------------  ---------------------
INNOVATION
                                               Net
                                         Realized/
                                   Net  Unrealized
                   Beginning   Invest-     Invest-               Net               Ending
                         Net      ment        ment           Invest-                  Net
Year Ended July        Asset    Income        Gain              ment Capital        Asset     Total
31,                    Value    (Loss)      (Loss)    Total   Income   Gains Total  Value Return(a)
-----------------------------------------------------------------------------------------------------
Class A (12/99)
 2001               $    23.27   $(.34)    $(11.27) $(11.61)     $--     $--   $-- $11.66    (49.87)%
 2000(d)                 20.00    (.26)       3.53     3.27       --      --    --  23.27     16.30
Class B (12/99)
 2001                    23.15    (.48)     (11.17)  (11.65)      --      --    --  11.50    (50.22)
 2000(d)                 20.00    (.37)       3.52     3.15       --      --    --  23.15     15.70
Class C (12/99)
 2001                    23.17    (.47)     (11.18)  (11.65)      --      --    --  11.52    (50.26)
 2000(d)                 20.00    (.37)       3.54     3.17       --      --    --  23.17     15.80
Class R (12/99)
 2001                    23.29    (.28)     (11.31)  (11.59)      --      --    --  11.70    (49.72)
 2000(d)                 20.00    (.21)       3.50     3.29       --      --    --  23.29     16.45
-----------------------------------------------------------------------------------------------------
Class (Inception Date)
                                       Ratios/Supplemental Data
                 ----------------------------------------------------------------------------------
                          Before Credit/              After           After Credit/
                          Reimbursement          Reimbursement(b)    Reimbursement(c)
INNOVATION               ----------------------- ------------------- -------------------
                                     Ratio                   Ratio               Ratio
                                    of Net                  of Net              of Net
                                   Invest-                 Invest-             Invest-
                                      ment                    ment                ment
                         Ratio of   Income       Ratio of   Income   Ratio of   Income
                         Expenses   (Loss)       Expenses   (Loss)   Expenses   (Loss)
                  Ending       to       to             to       to         to       to
                     Net  Average  Average        Average  Average    Average  Average   Portfolio
Year Ended July   Assets      Net      Net            Net      Net        Net      Net    Turnover
31,                (000)   Assets   Assets         Assets   Assets     Assets   Assets        Rate
-----------------------------------------------------------------------------------------------------
Class A (12/99)
 2001            $13,958     1.96%      (1.91)%      1.96%   (1.91)%     1.92%   (1.88)%       240%
 2000(d)          22,838     1.97*      (1.89)*      1.89*   (1.82)*     1.86*   (1.79)*       117
Class B (12/99)
 2001             19,196     2.70       (2.66)       2.70    (2.66)      2.67    (2.63)        240
 2000(d)          33,288     2.72*      (2.65)*      2.63*   (2.56)*     2.60*   (2.53)*       117
Class C (12/99)
 2001             23,813     2.71       (2.66)       2.71    (2.66)      2.67    (2.63)        240
 2000(d)          39,907     2.75*      (2.68)*      2.60*   (2.53)*     2.57*   (2.50)*       117
Class R (12/99)
 2001              3,461     1.70       (1.66)       1.70    (1.66)      1.67    (1.63)        240
 2000(d)           4,020     1.87*      (1.83)*      1.51*   (1.47)*     1.48*   (1.44)*       117
-----------------------------------------------------------------------------------------------------

* Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) For the period December 20, 1999 (commencement of operations) through July 31, 2000.



                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
32

                 Selected data for a share outstanding throughout each period:

Class (Inception Date)
                        Investment Operations       Less Distributions
                      ---------------------------  ---------------------
INTERNATIONAL GROWTH
                                      Net
                                Realized/
                          Net  Unrealized
            Beginning Invest-     Invest-              Net               Ending              Ending
                  Net    ment        ment          Invest-                  Net                 Net
Year Ended      Asset  Income        Gain             ment Capital        Asset     Total    Assets
July 31,        Value  (Loss)      (Loss)   Total   Income   Gains Total  Value Return(a)     (000)
---------------------------------------------------------------------------------------------------
Class A (12/99)
 2001          $22.93   $(.18)     $(6.53) $(6.71)     $--     $--   $-- $16.22    (29.26)% $ 7,551
 2000(d)        20.00    (.15)       3.08    2.93       --      --    --  22.93     14.65    10,676
Class B (12/99)
 2001           22.82    (.34)      (6.45)  (6.79)      --      --    --  16.03    (29.75)    4,741
 2000(d)        20.00    (.25)       3.07    2.82       --      --    --  22.82     14.10     6,435
Class C (12/99)
 2001           22.82    (.32)      (6.47)  (6.79)      --      --    --  16.03    (29.75)    7,048
 2000(d)        20.00    (.24)       3.06    2.82       --      --    --  22.82     14.10     6,925
Class R (12/99)
 2001           22.96    (.14)      (6.53)  (6.67)      --      --    --  16.29    (29.05)   10,325
 2000(d)        20.00    (.12)       3.08    2.96       --      --    --  22.96     14.80    14,265
---------------------------------------------------------------------------------------------------
Class (Inception Date)
                          Ratios/Supplemental Data
            ----------------------------------------------------------------------
             Before Credit/          After           After Credit/
             Reimbursement      Reimbursement(b)    Reimbursement(c)
INTERNATIONAL-GROWTH----------- ------------------- -------------------
                        Ratio               Ratio               Ratio
                       of Net              of Net              of Net
                      Invest-             Invest-             Invest-
                         ment                ment                ment
            Ratio of   Income   Ratio of   Income   Ratio of   Income
            Expenses   (Loss)   Expenses   (Loss)   Expenses   (Loss)
                  to       to         to       to         to       to
             Average  Average    Average  Average    Average  Average   Portfolio
Year Ended       Net      Net        Net      Net        Net      Net    Turnover
July 31,      Assets   Assets     Assets   Assets     Assets   Assets        Rate
---------------------------------------------------------------------------------------------------
Class A (12/99)
 2001           2.12%    (.99)%     2.12%    (.98)%     2.05%    (.92)%       224%
 2000(d)        2.66*   (1.90)*     1.82*   (1.05)*     1.75*    (.99)*       111
Class B (12/99)
 2001           2.87    (1.79)      2.86    (1.78)      2.79    (1.71)        224
 2000(d)        3.41*   (2.61)*     2.57*   (1.76)*     2.50*   (1.70)*       111
Class C (12/99)
 2001           2.86    (1.72)      2.86    (1.72)      2.79    (1.65)        224
 2000(d)        3.40*   (2.58)*     2.58*   (1.75)*     2.51*   (1.69)*       111
Class R (12/99)
 2001           1.87     (.79)      1.86     (.78)      1.79     (.71)        224
 2000(d)        2.58*   (1.99)*     1.50*    (.90)*     1.43*    (.84)*       111
---------------------------------------------------------------------------------------------------

* Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) For the period December 20, 1999 (commencement of operations) through July 31, 2000.


                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
33

                 Selected data for a share outstanding throughout each period:

Class (Inception Date)
                        Investment Operations       Less Distributions
                      ---------------------------  ----------------------
RITTENHOUSE GROWTH
                                      Net
                                Realized/
                          Net  Unrealized
            Beginning Invest-     Invest-              Net                 Ending               Ending
                  Net    ment        ment          Invest-                    Net                  Net
Year Ended      Asset  Income        Gain             ment Capital          Asset     Total     Assets
July 31,        Value  (Loss)      (Loss)   Total   Income   Gains  Total   Value Return(a)      (000)
------------------------------------------------------------------------------------------------------
Class A (12/97)
 2001          $29.09   $(.13)     $(5.04) $(5.17)     $--    $ --   $ --  $23.92    (17.77)% $106,264
 2000           25.10    (.12)       4.12    4.00       --    (.01)  (.01)  29.09     15.93    121,610
 1999           22.75    (.04)       2.45    2.41       --    (.06)  (.06)  25.10     10.62    101,080
 1998(d)        20.00    (.01)       2.76    2.75       --      --     --   22.75     13.75     43,092
Class B (12/97)
 2001           28.55    (.33)      (4.91)  (5.24)      --      --     --   23.31    (18.35)   239,203
 2000           24.82    (.33)       4.07    3.74       --    (.01)  (.01)  28.55     15.01    287,993
 1999           22.66    (.23)       2.45    2.22       --    (.06)  (.06)  24.82      9.86    222,156
 1998(d)        20.00    (.11)       2.77    2.66       --      --     --   22.66     13.30     81,823
Class C (12/97)
 2001           28.56    (.33)      (4.91)  (5.24)      --      --     --   23.32    (18.35)   167,272
 2000           24.84    (.33)       4.06    3.73       --    (.01)  (.01)  28.56     15.01    190,520
 1999           22.67    (.23)       2.46    2.23       --    (.06)  (.06)  24.84      9.86    146,927
 1998(d)        20.00    (.11)       2.78    2.67       --      --     --   22.67     13.35     43,260
Class R (12/97)
 2001           29.29    (.07)      (5.07)  (5.14)      --      --     --   24.15    (17.55)    40,995
 2000           25.22    (.05)       4.13    4.08       --    (.01)  (.01)  29.29     16.17     49,256
 1999           22.79     .02        2.47    2.49       --    (.06)  (.06)  25.22     10.95     45,211
 1998(d)        20.00     .03        2.76    2.79       --      --     --   22.79     13.95     37,664
------------------------------------------------------------------------------------------------------
Class (Inception Date)
                         Ratios/Supplemental Data
            ----------------------------------------------------------------------
             Before Credit/          After           After Credit/
             Reimbursement      Reimbursement(b)    Reimbursement(c)
RITTENHOUSE GROWTH------------- ------------------- -------------------
                        Ratio               Ratio               Ratio
                       of Net              of Net              of Net
                      Invest-             Invest-             Invest-
                         ment                ment                ment
            Ratio of   Income   Ratio of   Income   Ratio of   Income
            Expenses   (Loss)   Expenses   (Loss)   Expenses   (Loss)
                  to       to         to       to         to       to
             Average  Average    Average  Average    Average  Average   Portfolio
Year Ended       Net      Net        Net      Net        Net      Net    Turnover
July 31,      Assets   Assets     Assets   Assets     Assets   Assets        Rate
------------------------------------------------------------------------------------------------------
Class A (12/97)
 2001           1.35%    (.50)%     1.35%    (.50)%     1.35%    (.50)%        35%
 2000           1.37     (.47)      1.35     (.45)      1.35     (.45)         28
 1999           1.27     (.18)      1.27     (.18)      1.27     (.18)         22
 1998(d)        1.42*    (.16)*     1.35*    (.09)*     1.35*    (.09)*         4
Class B (12/97)
 2001           2.10    (1.26)      2.10    (1.26)      2.10    (1.25)         35
 2000           2.13    (1.23)      2.10    (1.20)      2.10    (1.20)         28
 1999           2.02     (.93)      2.01     (.93)      2.01     (.93)         22
 1998(d)        2.17*    (.91)*     2.10*    (.84)*     2.10*    (.84)*         4
Class C (12/97)
 2001           2.10    (1.25)      2.10    (1.25)      2.10    (1.25)         35
 2000           2.13    (1.23)      2.10    (1.20)      2.10    (1.20)         28
 1999           2.01     (.93)      2.01     (.93)      2.01     (.93)         22
 1998(d)        2.17*    (.91)*     2.10*    (.84)*     2.10*    (.84)*         4
Class R (12/97)
 2001           1.10     (.25)      1.10     (.25)      1.10     (.25)         35
 2000           1.12     (.21)      1.10     (.19)      1.10     (.19)         28
 1999           1.03      .08       1.03      .08       1.03      .08          22
 1998(d)        1.19*     .11*      1.10*     .20*      1.10*     .20*          4
------------------------------------------------------------------------------------------------------

* Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) For the period December 31, 1997 (commencement of operations) through July 31, 1998.



                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
34

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Investment Trust II:

We have audited the accompanying statement of net assets of the Nuveen Innova-tion Fund, Nuveen International Growth Fund and Nuveen Rittenhouse Growth Fund (the "Funds") (each a series of the Nuveen Investment Trust II) (a Massachu-setts business trust), including the portfolio of investments, as of July 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally ac-cepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial state-ments and financial highlights are free of material misstatement. An audit in-cludes examining, on a test basis, evidence supporting the amounts and disclo-sures in the financial statements. Our procedures included confirmation of se-curities owned as of July 31, 2001, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirma-tion from brokers and, when replies were not received, we carried out alterna-tive auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as eval-uating the overall financial statement presentation. We believe that our au-dits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Innovation Fund, Nuveen International Growth Fund and Nuveen Rittenhouse Growth Fund as of July 31, 2001, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Chicago, Illinois
September 18, 2001

-------------------------------------------------------------------------------
35

                                     Notes

Fund Information


Board of Trustees
James E. Bacon
William E. Bennett
Jack B. Evans
William T. Kissick
Thomas E. Leafstrand
Timothy R. Schwertfeger
Sheila W. Wellington

Fund Manager
Nuveen Institutional Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Investment Managers
Rittenhouse Financial Services, Inc.
Two Radnor Corporate Center
Suite 400
Radnor, PA 19087

Columbus Circle Investors
Metro Center
One Station Place
Stamford, CT 06902

Legal Counsel
Chapman & Cutler
Chicago, IL.

Independent Public Accountants
Arthur Andersen LLP
Chicago, IL

Transfer Agent and Shareholder Services
Chase Global Funds Services Company
Nuveen Investor Services
P.O. Box 660086
Dallas, TX 75266-0086
(800) 257-8787


NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

     Serving
Investors
     For Generations
--------------------------------------------------------------------------------
[PHOTO OF JOHN NUVEEN SR. APPEARS HERE]

John Nuveen, Sr.

A 100-Year Tradition of Quality Investments

Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.


Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.


Nuveen Investments


Nuveen Investments
333 West Wacker Drive
Chicago, Illinois 60606-1286
www.nuveen.com

Nuveen Select Stock Fund
Manager's Perspective
Year ended 7/31/01



Q. What market environment did the fund experience since its inception on Sept. 29, 2000?

A. The overall market had become bearish in the weeks before the fund's commencement of operation on Sept. 29, 2000, and the environment was notably unfriendly for growth throughout the period. Downward pressure originated in the technology sector, with the Nasdaq dropping about 36 percent between March and June 2000. The index regained some ground through the summer, but September 2000 marked the beginning of a protracted decline, experienced not only in the technology sector but the equity market as a whole, that continued through the reporting period.

   Interest rates were also a significant factor during the period. The Fed had raised the federal funds rate six times between June 1999 and May 2000 in an attempt to slow what had been white-hot growth in the U.S. economy. While the rate hikes succeeded in reducing the threat of inflation, combined with an already weak tech sector, they slowed economic growth more than expected. In an attempt to revive the flagging economy, the Fed rang in the new year by aggressively cutting interest rates and continued this strategy through the remainder of the period.

   The situation was further exacerbated by external circumstances, including growing concern about the possibility of a recession and the uncertainty sparked by the 2000 presidential election.


Q. How did the fund perform on a total return basis during the fiscal year ended July 31, 2001, and what factors contributed to its returns?

A. As shown in the accompanying chart, the fund underperformed its peer group average total return, due largely to our relatively high concentration in tech-related issues at the beginning of the period. As the likelihood of a sustained downward trend in the sector appeared to rise, we actively rebalanced the portfolio. However, the bearish outlook had begun to spread to many other sectors, including traditionally defensive areas such as utilities and energy, hampering our ability to find potentially strong growth opportunities.

           Cumulative Total Return
----------------------------------------------
                                    Since
                                  inception
                               (9/29/00-7/31/01)
-----------------------------------------------
Nuveen Select                     - 47.90%
Stock Fund/1/
Class A Shares at NAV
-----------------------------------------------
Russell 1000                      - 34.23%
Growth Index/2/
-----------------------------------------------

Q. What were some themes underlying your management of the fund during the year?

A. In light of the prevailing environment, we adjusted the fund's modeling platform to focus on diversifying and increasing the number of issues represented in the portfolio. In addition to reducing what had been a substantial concentration in tech-related assets and diversifying with investments in other areas of the market, we increased the number of companies owned by the fund to 30, nearly double the number held at the beginning of the period. At period end, our largest position, Hillenbrand Industries, Inc., represented just 4.1 percent of the portfolio, a notable reduction in the weighting of assets.


Q. What is your outlook for the Nuveen Select Stock Fund and the equity market for the coming year?

   We are optimistic about the coming year. Though movement in the broad market may be marked by a rather high degree of volatility in the near future, we believe the market is poised to begin improving in the coming 12 months. And, we are confident that the adjustment of positions and reallotment of assets in the portfolio may position the fund to benefit in an improving environment.

   We must also recognize that the aftermath of the tragic terror attacks in New York and Washington, D.C., on Sept. 11, 2001, is likely to be marked by a period of tremendous activity as we rebuild and seek ways to prevent such an atrocity in the future. Historically, the basic materials, technology, defense and construction-related sectors have benefited in the wake of natural disasters, large infrastructure projects and efforts to upgrade the capabilities of U.S. military forces. We believe that we may see attractive performance in these sectors, many of which are represented in the fund portfolio.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

1 Performance figures are quoted for Class A shares at net asset value. Comments cover the period from Sept. 29, 2000, (commencement of operations) through July 31, 2001.

2 The Russell 1000 Growth Index is an unmanaged market-capitalization weighted index of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Returns assume reinvestment of dividends and do not reflect any applicable sales charges. It is not possible to invest directly in an index. Because returns for this index are compiled on a calendar month basis, this figure represents returns for the period 9/30/00-7/31/01.

                           Nuveen Select Stock Fund
                   Growth of an Assumed $10,000 Investment*


                                    [GRAPH]







              ---------- Russell 1000 Index $6,577

              ---------- S&P 500 Index $8,516

                         Nuveen Select Stock Fund (Offer) $4,910

              ---------- Nuveen Select Stock Fund (NAV) $5,210

              * The Index comparison Shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund, adjusted for the maximum sales charge (5.75%) and all ongoing fund expenses. It aslo shows the Nuveen fund at NAV. Both are compared to the Standard and Poor's 500 Index and the Russell 1000 Index, which do not reflect aay initial or ongoing expenses. An index is not available for direct investment.

Fund    Class    Me Return     Me Date      NSSF NAV    NSSF Offer S&P 500 Index
NSSF    A            0         9/30/00     $10,000.00   $ 9,425.00  $ 10,000.00
NSSF    A         -10.85%     10/31/00     $ 8,915.00   $ 8,402.39  $  9,958.00
NSSF    A         -18.00%     11/30/00     $ 7,310.03   $ 6,889.71  $  9,173.31
NSSF    A           6.16%     12/31/00     $ 7,760.04   $ 7,313.84  $  9,218.26
NSSF    A           0.84%      1/31/01     $ 7,825.07   $ 7,375.13  $  9,545.51
NSSF    A         -25.75%      2/28/01     $ 5,810.03   $ 5,475.96  $  8,674.96
NSSF    A         -11.96%      3/31/01     $ 5,115.04   $ 4,820.92  $  8,124.96
NSSF    A          12.12%      4/30/01     $ 5,735.03   $ 5,405.27  $  8,756.27
NSSF    A          -0.52%      5/31/01     $ 5,705.04   $ 5,377.00  $  8,814.94
NSSF    A          -6.66%      6/30/01     $ 5,325.02   $ 5,018.84  $  8,600.74
NSSF    A          -2.16%      7/31/01     $ 5,210.00   $ 4,910.43  $  8,516.45

Fund       Russell 1000                   S&P      Russell 1000
NSSF        $ 10,000.00     09/30/2000    -5.28%      -9.46%
NSSF        $  9,527.00     10/31/2000    -0.42%      -4.73%
NSSF        $  8,122.72     11/30/2000    -7.88%     -14.74%
NSSF        $  7,866.04     12/31/2000     0.49%      -3.16%
NSSF        $  8,409.59     01/31/2001     3.55%       6.91%
NSSF        $  6,981.64     02/28/2001    -9.12%     -16.98%
NSSF        $  6,222.04     03/31/2001    -6.34%     -10.88%
NSSF        $  7,009.12     04/30/2001     7.77%      12.65%
NSSF        $  6,906.09     05/31/2001     0.67%      -1.47%
NSSF        $  6,745.87     06/30/2001    -2.43%      -2.32%
NSSF        $  6,577.22     07/31/2001    -0.98%      -2.50%



               Peroni vs. S & P 500 Index and Russell 1000 Index




                                    [GRAPH]

               Portfolio of Investments

               Nuveen Select Stock Fund

               July 31, 2001


                                                                       Market
Shares    Description                                                   Value
-------------------------------------------------------------------------------
          COMMON STOCKS - 106.7%

          Basic Materials - 4.4%

 1,050    Cabot Corporation                                            $ 39,176
--------------------------------------------------------------------------------

          Capital Goods - 30.9%

   500    The Boeing Company                                             29,265

   550    Caterpillar Inc.                                               30,305

   550    Fluor Corporation                                              21,742

   400    General Dynamics Corporation                                   32,356

   450    Johnson Controls, Inc.                                         36,270

   300    Minnesota Mining and Manufacturing Company (3M)                33,564

   650    Parker-Hannifin Corporation                                    29,055

   600    Teleflex Incorporated                                          28,590

 1,200    Waste Management, Inc.                                         37,200
--------------------------------------------------------------------------------

          Consumer Cyclicals - 15.2%

   750    Eastman Kodak Company                                          32,483

   600    eBay Inc. #                                                    37,542

   650    The Home Depot, Inc.                                           32,741

   650    International Game Technology #                                33,787
--------------------------------------------------------------------------------

          Consumer Staples - 3.3%

   600    Viacom Inc. - Class B #                                        29,988
--------------------------------------------------------------------------------

          Energy - 5.6%

   500    Cooper Cameron Corporation #                                   25,455

   700    Valero Energy Corporation                                      24,710

--------------------------------------------------------------------------------
          Financials - 9.4%

   500    Bank of America Corporation                                    31,810

   450    Loews Corporation                                              25,542

   500    Merrill Lynch & Co., Inc.                                      27,120

                                                                         Market
Shares    Description                                                     Value
-------------------------------------------------------------------------------
          Health Care - 21.2%

   500    Allergan, Inc.                                                 37,645

   700    Hillenbrand Industries, Inc.                                   39,620

   800    Johnson & Johnson                                              43,280

   500    Quest Diagnostics Incorporated #                               34,550

   600    Stryker Corporation                                            35,988
--------------------------------------------------------------------------------

          Technology - 16.7%

   600    AOL Time Warner Inc. #                                         27,270

   500    Eaton Corporation                                              36,720

   900    PerkinElmer, Inc.                                              28,350

 1,100    SunGard Data Systems Inc. #                                    29,995

   800    Texas Instruments Incorporated                                 27,600
--------------------------------------------------------------------------------

          Total Investments (cost $1,036,432) - 106.7%                  959,719
          ----------------------------------------------------------------------

          Other Assets Less Liabilities - (6.7)%                        (60,297)
          ----------------------------------------------------------------------

          Net Assets - 100%                                            $899,422
          ======================================================================

          # Non-income producing.


                                 See accompanying notes to financial statements.

Statement of Net Assets
Nuveen Select Stock Fund
July 31, 2001

---------------------------------------------------------------------------------------------------------
Assets
Investment securities, at market value (cost $1,036,432)                                       $  959,719
Cash                                                                                              183,909
Dividends receivable                                                                                  599
Other assets                                                                                           38
---------------------------------------------------------------------------------------------------------
     Total assets                                                                               1,144,265
---------------------------------------------------------------------------------------------------------
Liabilities
Payable for investments purchased                                                                  36,296
Offering costs                                                                                    117,715
Accrued expenses:
   Management fees                                                                                 81,967
   12b-1 distribution and service fees                                                                 25
   Other                                                                                            8,840
---------------------------------------------------------------------------------------------------------
     Total liabilities                                                                            244,843
---------------------------------------------------------------------------------------------------------
Net assets                                                                                     $  899,422
=========================================================================================================
Class A Shares
Net assets                                                                                     $   13,021
Shares outstanding                                                                                  1,250
Net asset value and redemption price per share                                                 $    10.42
Offering price per share (net asset value per share plus
  maximum sales charge of 5.75% of offering price)                                             $    11.06
=========================================================================================================
Class B Shares
Net assets                                                                                     $   12,940
Shares outstanding                                                                                  1,250
Net asset value, offering and redemption price per share                                       $    10.35
=========================================================================================================
Class C Shares
Net assets                                                                                     $   12,940
Shares outstanding                                                                                  1,250
Net asset value, offering and redemption price per share                                       $    10.35
=========================================================================================================
Class R Shares
Net assets                                                                                     $  860,521
Shares outstanding                                                                                 82,440
Net asset value, offering and redemption price per share                                       $    10.44
=========================================================================================================

                                 See accompanying notes to financial statements.

Statement of Operations
Nuveen Select Stock Fund
For the Period September 29, 2000 (commencement of operations) through July 31, 2001

---------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                                                                       $   4,243
---------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                                                    10,629
12b-1 service fees -- Class A                                                                          35
12b-1 distribution and service fees -- Class B                                                        140
12b-1 distribution and service fees -- Class C                                                        140
Shareholders' servicing agent fees and expenses                                                        88
Custodian's fees and expenses                                                                      24,770
Trustees' fees and expenses                                                                            58
Professional fees                                                                                   7,877
Shareholders' reports -- printing and mailing expenses                                              3,039
Federal and state registration fees                                                                    34
Offering costs                                                                                    163,236
Other expenses                                                                                        227
---------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                              210,273
   Custodian fee credit                                                                               (82)
   Expense reimbursement                                                                         (197,318)
---------------------------------------------------------------------------------------------------------
Net expenses                                                                                       12,873
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                       (8,630)
---------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions                                            (738,301)
Net change in unrealized appreciation or depreciation of investments                              (76,713)
---------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                                 (815,014)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                                           $(823,644)
=========================================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets
Nuveen Select Stock Fund
For the Period September 29, 2000 (commencement of operations) through July 31, 2001

------------------------------------------------------------------------------------------------
Operations
Net investment income (loss)                                                         $   (8,630)
Net realized gain (loss) from investment transactions                                  (738,301)
Net change in unrealized appreciation or depreciation of investments                    (76,713)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                                  (823,644)
------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                                      1,723,066
------------------------------------------------------------------------------------------------
Net increase in net assets                                                              899,422
Net assets at the beginning of period                                                         -
------------------------------------------------------------------------------------------------
Net assets at the end of period                                                      $  899,422
================================================================================================
Balance of undistributed net investment income at the end of period                  $        -
================================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements


1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust comprises the Nuveen Select Stock Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust in 1997.

The Fund invests substantially all of its assets in 25-35 stocks that represent the most attractive portfolio from the companies included in the "Peroni Select Stock List" in order to provide long-term capital growth. The Peroni Select Stock List is based upon the research of Nuveen's Director of Equity Research, Eugene E. Peroni, Jr. which combines a bottom-up evaluation of technical characteristics with a top-down thematic analysis of broad fundamental trends.

The stocks in the Peroni Select Stock List represent the 40-60 companies with the strongest growth potential based upon technical research and the investment themes that Mr. Peroni believes will underlie stock market leadership over the next 12 to 18 months. When selecting stocks from this list, the Fund seeks to diversify its portfolio across sectors and to achieve an attractive return/risk profile. The Fund's investment process does not emphasize a particular investment style or market capitalization. The Fund may invest a portion of its assets in securities of foreign issuers traded in U.S. securities markets.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a securities exchange or Nasdaq for which there are no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the most recent bid prices. The prices of fixed-income securities are provided by a pricing service and based on the mean between the bid and asked prices. When price quotes are not readily available, the pricing service establishes fair market value based on prices of comparable securities.If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Fund may establish a fair value for the security. Debt securities having remaining maturities of 60 days or less when purchased are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At July 31, 2001, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts.

Dividends and Distributions to Shareholders

Net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes

The Fund intends to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments

The Fund may invest in options and futures contracts, which are sometimes referred to as derivative transactions. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the period September 29, 2000 (commencement of operations) through July 31, 2001.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Organization and Offering Costs

Costs incurred by the Fund in connection with its organization and initial registration were expensed as incurred. Offering costs incurred by the Fund are being expensed over a twelve month period on a straight-line basis.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares for the period September 29, 2000 (commencement of operations) through July 31, 2001, were as follows:

                                                                          Shares           Amount
--------------------------------------------------------------------------------------------------
Shares sold:
   Class A                                                                 1,250       $   25,000
   Class B                                                                 1,250           25,000
   Class C                                                                 1,250           25,000
   Class R                                                                82,440        1,648,066
--------------------------------------------------------------------------------------------------
Net increase                                                              86,190       $1,723,066
==================================================================================================

3. Securities Transactions
Purchases and sales of common stocks for the period September 29, 2000 (commencement of operations) through July 31, 2001, were as follows:

------------------------------------------------------------------------------
Purchases:
   Common stocks                                               $    2,916,469
Sales:
   Common stocks                                                    1,141,735
==============================================================================

At July 31, 2001, the identified cost of investments owned for federal income tax purposes was $1,774,733.

4. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at July 31, 2001, were as follows:

------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                                $       11,822
   depreciation                                                      (826,836)
------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                     $     (815,014)
==============================================================================

5. Management Fee and Other Transactions with Affiliates
Under the Trust's investment management agreement with Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net assets of the Fund as follows:

------------------------------------------------------------------------------
For the first $125 million                                            1.1000%
For the next $125 million                                             1.0875
For the next $250 million                                             1.0750
For the next $500 million                                             1.0625
For the next $1 billion                                               1.0500
For net assets over $2 billion                                        1.0250
==============================================================================

The Adviser has agreed to waive fees and reimburse expenses through July 31, 2002, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding 1.50% of the average daily net assets of any class of Fund shares. The Adviser may voluntarily agree to reimburse additional expenses from time to time, which may be terminated at any time at its discretion.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities.

During the period September 29, 2000 (commencement of operations) through July 31, 2001, Nuveen Investments (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, retained $279 in 12b-1 fees.

At July 31, 2001, The John Nuveen Company owned 1,250 shares of the Fund's Class A, B and C and 82,440 shares of the Fund's Class R.

6. Composition of Net Assets
At July 31, 2001, the Fund had an unlimited number of $.01 par value per share common stock authorized. Net assets consisted of:

-------------------------------------------------------------------------------
Capital paid-in                                                     $1,714,436
Balance of undistributed net investment income                              --
Accumulated net realized gain (loss) from investment transactions     (738,301)
Net unrealized appreciation (depreciation) of investments              (76,713)
-------------------------------------------------------------------------------
Net assets                                                          $  899,422
===============================================================================

Financial Highlights




Selected data for a share outstanding throughout the period September 29, 2000 (commencement of operations) through July 31, 2001:

Class (Inception Date)
                                  Investment Operations          Less Distributions
                              -----------------------------  --------------------------
                                               Net
                                         Realized/
                                  Net   Unrealized
                Beginning     Invest-      Invest-               Net                      Ending
                      Net        ment         ment           Invest-                         Net
Year Ended          Asset      Income         Gain              ment    Capital            Asset        Total
July 31,            Value      (Loss)       (Loss)    Total   Income      Gains   Total    Value    Return(a)
--------------------------------------------------------------------------------------------------------------
Class A (9/00)
    2001(d)        $20.00      $(.12)       $(9.46)  $(9.58)   $  --      $  --   $  --   $10.42       (47.90)%
Class B (9/00)
    2001(d)         20.00       (.21)        (9.44)   (9.65)      --         --      --    10.35       (48.20)
Class C (9/00)
    2001(d)         20.00       (.21)        (9.44)   (9.65)      --         --      --    10.35       (48.20)
Class R (9/00)
    2001(d)         20.00       (.10)        (9.46)   (9.56)      --         --      --    10.44       (47.80)
--------------------------------------------------------------------------------------------------------------

                                                     Ratios/Supplemental Data
                       -------------------------------------------------------------------------------------
                                    Before Credit/             After           After Credit/
                                    Reimbursement         Reimbursement(b)    Reimbursement(c)
                                ----------------------   ------------------   ------------------------------
                                                 Ratio                Ratio                Ratio
                                                of Net               of Net               of Net
                                               Invest-              Invest-              Invest-
                               Ratio of           ment  Ratio of       ment  Ratio of       ment
                               Expenses         Income  Expenses     Income  Expenses     Income
                       Ending        to      (Loss) to        to  (Loss) to        to  (Loss) to
                          Net   Average        Average   Average    Average   Average    Average   Portfolio
                       Assets       Net            Net       Net        Net       Net        Net    Turnover
                        (000)    Assets         Assets    Assets     Assets    Assets     Assets        Rate
------------------------------------------------------------------------------------------------------------
Class A (9/00)
    2001(d)            $   13     21.95%*      (21.51)%*    1.55%*    (1.11)%*   1.55%*    (1.10)%*     102%
Class B (9/00)
    2001(d)                13     22.74*       (22.31)*     2.30*     (1.87)*    2.29*     (1.86)*      102
Class C (9/00)
    2001(d)                13     22.74*       (22.31)*     2.30*     (1.87)*    2.29*     (1.86)*      102
Class R (9/00)
    2001(d)               861     21.70*       (21.26)*     1.31*      (.87)*    1.30*      (.86)*      102
------------------------------------------------------------------------------------------------------------

*   Annualized.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement from the investment adviser, where applicable.

(c) After custodian fee credit and expense reimbursement, where applicable.

(d) For the period September 29, 2000 (commencement of operations) through July 31, 2001.

                                 See accompanying notes to financial statements.

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Investment Trust II

We have audited the accompanying statement of net assets of the Nuveen Select Stock Fund (a series of the Nuveen Investment Trust II), (a Massachusetts business trust) including the portfolio of investments, as of July 31, 2001, and the related statement of operations, statement of changes in net assets and the financial highlights for the period September 29, 2000 (commencement of operations) to July 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Select Stock Fund as of July 31, 2001, and the results of its operations, changes in its net assets and the financial highlights for the period indicated thereon in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Chicago, Illinois
September 18, 2001